UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AFFINITY GAMING
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

3755 Breakthrough Way, Suite 300
Las Vegas, NV 89135

April [        ], 2013

Dear Stockholder:

        You are cordially invited to attend the 2013 Annual Meeting of Stockholders (the "Annual Meeting") of Affinity Gaming (the "Company" or "Affinity"), which will be held at the JW Marriott Las Vegas Resort & Spa, 221 North Rampart Boulevard, Las Vegas, Nevada 89145, on Tuesday, May 14, 2013, beginning at 9:00 a.m., Pacific Daylight Time. The Annual Meeting will be held for the following purposes:

  1.
  To approve an increase in the size of Affinity's Board of Directors from five seats to seven seats (Proposal One);

  2.
  To elect seven directors to Affinity's Board of Directors, subject to the approval of Proposal One, to serve until the 2014 Annual Meeting of Stockholders (Proposal Two);

  3.
  To hold an advisory vote to approve named executive officer compensation (Proposal Three);

  4.
  To hold an advisory vote on the frequency of future advisory votes on executive compensation (Proposal Four);

  5.
  To ratify the appointment of PricewaterhouseCoopers LLP as Affinity's independent registered public accounting firm (Proposal Five); and

  6.
  To transact such other business that may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

        Additional information regarding the Annual Meeting is set forth in the attached Proxy Statement.

        Your vote is especially important at the Annual Meeting. As you may have seen, certain entities affiliated with Z Capital Partners, L.L.C. (collectively, "Z Capital") have nominated a slate of directors to stand against the nominees for election proposed by your Board of Directors at the Annual Meeting: James J. Zenni, Jr., the President, Chief Executive Officer and Managing Principal of Z Capital, Jonathan Schmugge, Senior Managing Director and the Chief Financial Officer of Z Capital and Martin J. Auerbach, Senior Managing Director and General Counsel of Z Capital.

        The Board of Directors does not endorse any Z Capital nominee and strongly believes that Z Capital's actions are not in the best interests of the Company or holders ("Stockholders") of Affinity common stock, $0.001 par value per share ("Common Stock"). We believe that the slate of directors recommended by the current Board of Directors should be permitted to continue to pursue long-term value for our Stockholders. Accordingly, we strongly urge you (1) to read the accompanying Proxy Statement carefully and vote FOR the nominees proposed by the Board of Directors and in accordance with the Board's recommendations on the other proposals by using the enclosed WHITE proxy card, and (2) not to return any proxy card sent to you by Z Capital. If you vote using a non-white proxy card sent to you by Z Capital, you can subsequently revoke it by using the WHITE proxy card to vote by telephone, by Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided. Only your last-dated proxy will count—any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement.

        The enclosed Proxy Statement provides you with detailed information regarding the business to be considered at the Annual Meeting. We urge you to please vote your shares now whether or not you plan to attend the Annual Meeting. You may revoke your proxy at any time prior to the proxy being voted by following the procedures described in the enclosed Proxy Statement.

        Only holders of record of shares of Common Stock at the close of business on April 5, 2012 are entitled to receive notice of and to vote at the Annual Meeting or any adjournments or postponement thereof. A list of our Stockholders will be available for examination at the Annual Meeting and at Affinity's Las Vegas office at least ten days prior to the Annual Meeting.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE PROMPTLY. YOU MAY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED, OR YOU MAY VOTE BY USING THE TELEPHONE OR INTERNET VOTING PROCEDURES DESCRIBED ON THE PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

Sincerely,

David D. Ross Chief Executive Officer

PRELIMINARY COPY
SUBJECT TO COMPLETION

3755 Breakthrough Way, Suite 300
Las Vegas, NV 89135

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	9:00 a.m., Pacific Daylight Time on Tuesday, May 14, 2013
PLACE	The JW Marriott Las Vegas Resort & Spa, 221 North Rampart Boulevard, Las Vegas, Nevada 89145
ITEMS OF BUSINESS	• To approve an increase in the size of Affinity's Board of Directors from five seats to seven seats (Proposal One).
• To elect seven directors to Affinity's Board of Directors, subject to the approval of Proposal One, to serve until the 2014 Annual Meeting of Stockholders (Proposal Two).
• To hold an advisory vote to approve named executive officer compensation (Proposal Three).
• To hold an advisory vote on the frequency of future advisory votes on executive compensation (Proposal Four).
• To ratify the appointment of PricewaterhouseCoopers LLP as Affinity's independent registered public accounting firm (Proposal Five).
• To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.
RECORD DATE	You can vote if you were a Stockholder of record at the close of business on Friday, April 5, 2013.
INTERNET AVAILABILITY	The notice of Annual Meeting and Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2012 are available on the internet at [ ].
PROXY VOTING
It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares on the Internet at [ ], by telephone by calling [ ], or by completing and returning your proxy card. Voting instructions are printed on your proxy card or included with your proxy materials. You can revoke a proxy prior to its exercise at the Annual Meeting by following the instructions in the accompanying Proxy Statement.

        YOUR VOTE IS IMPORTANT.    The Company cordially invites all Stockholders to attend the meeting in person. Whether or not you personally plan to attend, please take a few minutes now to vote by telephone or by Internet by following the instructions on the WHITE proxy card, or to sign, date and return the enclosed WHITE proxy card in the enclosed postage-paid envelope provided. If you are a beneficial owner or you hold your shares in "street name," please follow the voting instructions provided by your bank, broker or other nominee. Regardless of the number of Company shares you own, your presence by proxy is helpful to establish a quorum and your vote is important.

        Please note that Z Capital has nominated three alternative director candidates: James J. Zenni, Jr., the President, Chief Executive Officer and Managing Principal of Z Capital, Jonathan Schmugge, Senior Managing Director and the Chief Financial Officer of Z Capital and Martin J. Auerbach, Senior Managing Director and General Counsel of Z Capital. Our Board of Directors DOES NOT endorse the election of Z Capital's nominees. You may receive proxy solicitation materials from Z Capital, including its proxy statements and proxy cards. We are not responsible for the accuracy of any information provided by or relating to Z Capital or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Z Capital or any other statements that Z Capital may otherwise make.

        OUR BOARD OF DIRECTORS DOES NOT ENDORSE ANY Z CAPITAL NOMINEE AND RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD NOMINEES IDENTIFIED IN THE ATTACHED PROXY STATEMENT, USING THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY Z CAPITAL.

        If you have previously signed a proxy card sent by Z Capital, you have the right to change your vote by telephone or by Internet by following the instructions on the WHITE proxy card, or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest dated proxy card you vote will be counted. If you are a beneficial owner or you hold your shares in "street name," please follow the voting instructions provided by your bank, broker or other nominee to change your vote. We urge you to disregard any proxy card sent to you by Z Capital.

David D. Ross Chief Executive Officer

April [    ], 2013

i

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	49
Board Compensation	50
Employment Agreements	50
Truckee Disposition	50
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	50
STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING	51
OTHER MATTERS	52

ii

AFFINITY GAMING
PROXY STATEMENT

        This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the board of directors (the "Board" or "Board of Directors") of Affinity Gaming, a Nevada corporation ("Affinity," the "Company," "we," "us" or "our") for use at our 2013 Annual Meeting of Stockholders and at any adjournment or postponement (the "Annual Meeting").

2013 ANNUAL MEETING DATE AND LOCATION

        The Annual Meeting will be held at the JW Marriott Las Vegas Resort & Spa, 221 North Rampart Boulevard, Las Vegas, Nevada 89145, on Tuesday, May 14, 2013 at 9:00 a.m. Pacific Daylight Time, or at such other time and place to which the meeting may be adjourned. References in this Proxy Statement to the Annual Meeting also refer to any adjournments, postponements or changes in location of the meeting, to the extent applicable.

DELIVERY OF PROXY MATERIALS

        On or about April [            ], 2013, we mailed Proxy Materials to holders ("Stockholders") of Affinity common stock, $0.001 par value per share ("Common Stock") containing instructions on how to vote. We have delivered paper versions of the proxy materials to you by mail, in connection with the solicitation of proxies by our Board for the Annual Meeting.

        We will also make available on the internet at [            ] the following materials relating to our meeting: the Notice of Annual Meeting and Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2012 (the "Annual Report"). Any Stockholder may also request a printed copy of these materials by telephone at [            ].

        Pursuant to the United States Securities and Exchange Commission's (the "SEC") rules, our Annual Report, which includes our audited consolidated financial statements, is not considered a part of, or incorporated by reference in, the proxy solicitation materials.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

        The Company is providing this Notice of Annual Meeting of Stockholders, Proxy Statement, voting instructions and Annual Report (the "Proxy Materials") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting.

        The Proxy Statement and the form of proxy relating to the Annual Meeting are first being made available to Stockholders on or about April [            ], 2013.

        You are invited to attend the Annual Meeting on Tuesday, May 14, 2013, beginning at 9:00 a.m., Pacific Daylight Time. The Annual Meeting will be held at the JW Marriott Las Vegas Resort & Spa, 221 North Rampart Boulevard, Las Vegas, Nevada 89145. Stockholders will be admitted to the Annual Meeting beginning at 8:30 a.m., Pacific Daylight Time. Seating will be limited.

What is the difference between holding our Common Stock as a holder of record and as a beneficial owner?

        If your Common Stock is registered directly in your name with the Company's transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the "holder of record" with respect to such Common Stock. If you are a holder of record, the Proxy Materials have been sent directly to you by the Company.

        If your Common Stock is held in a stock brokerage account or by a bank or other holder of record, such Common Stock is held in "street name." You are considered the "beneficial owner" of Common Stock held in street name. The Proxy Materials have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the proxy or voting instructions included in the mailing or by following their instructions for voting by telephone or on the Internet.

What should I bring with me to attend the Annual Meeting?

        Stockholders must present a form of personal identification in order to be admitted to the Annual Meeting.

        If your Common Stock is held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you must also present proof of your ownership of Affinity Gaming Common Stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting.

        No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

        Holders of record of the Company's Common Stock at the close of business on Friday, April 5, 2013, the record date for the Annual Meeting, are entitled to receive notice of and vote at the Annual Meeting. You are entitled to one vote on each matter presented at the Annual Meeting for each share of Common Stock you owned at that time. At the close of business on April 1, 2013, there were 20,268,339 shares of the Company's Common Stock outstanding.

 How do I vote?

        You may vote using any of the following methods:

  By Internet

        We encourage you to vote and submit your proxy over the Internet at [            ].

  By Telephone

        You may vote by telephone by calling [            ].

  By Mail

        You may vote by marking, dating, and signing your printed WHITE proxy card included with your proxy materials (or WHITE voting instruction form in the case of beneficial holders) in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials for receipt prior to the Annual Meeting.

  In Person at the Annual Meeting

        All Stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of Common Stock, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting.

Has the Company been notified that a stockholder intends to propose alternative director nominees at the Annual Meeting?

        Yes. Z Capital has notified the Company of its proposal of three alternative director nominees: James J. Zenni, Jr., the President, Chief Executive Officer and Managing Principal of Z Capital, Jonathan Schmugge, Senior Managing Director and the Chief Financial Officer of Z Capital and Martin J. Auerbach, Senior Managing Director and General Counsel of Z Capital. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE BOARD'S NOMINEES FOR DIRECTOR ON THE ENCLOSED WHITE PROXY CARD. THE Z CAPITAL NOMINEES HAVE NOT BEEN ENDORSED BY OUR BOARD OF DIRECTORS. We are not responsible for the accuracy of any information provided by or relating to Z Capital or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Z Capital or any other statements that Z Capital may otherwise make.

What should I do if I receive a proxy card from Z Capital?

        You may receive solicitation materials from Z Capital seeking your proxy to vote for its nominees. THE BOARD OF DIRECTORS URGES YOU NOT TO SIGN OR RETURN ANY NON-WHITE PROXY CARD SENT TO YOU BY Z CAPITAL. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF ITS NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

        Please note that even if you submit a non-white proxy card to "WITHHOLD AUTHORITY" to vote your shares with respect to any of the Z Capital nominees, such submission will not cause your shares to be counted as a vote "FOR" the Board's nominees. Instead, it will result in the revocation of any WHITE proxy card you may have previously submitted. Even if you have previously signed a non-white proxy card sent to you by Z Capital, you have every right to change your vote. You may revoke that proxy and vote as recommended by the Board of Directors by using the enclosed WHITE proxy card to cast your vote. Only your latest-dated proxy will be counted.

What can I do if I change my mind after I vote my Common Stock?

        If you are a holder of record, you can revoke your proxy before it is exercised by:

  •
  written notice to: Marc H. Rubinstein, Senior Vice President, General Counsel & Secretary at Affinity Gaming, 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135;

  •
  timely delivery of a valid, later-dated proxy;

  •
  timely submission of a later-dated proxy via the Internet;

  •
  timely submission of a later-dated proxy via the telephone; or

  •
  voting by ballot at the Annual Meeting.

        If you are a beneficial owner of Common Stock, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

        If you previously voted using a non-white proxy card sent to you by Z Capital, you can subsequently revoke it by using the WHITE proxy card to vote by telephone, by Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided. Submitting a Z Capital non-white proxy card will revoke votes you have made via the Company's WHITE proxy card. Only your last-dated proxy will count—any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement.

Can I vote if my Common Stock is held in "street name"?

        If the Common Stock you own is held in "street name" by a brokerage firm, your brokerage firm, as the record holder of your Common Stock, is required to vote your Common Stock according to your instructions. In order to vote your Common Stock, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your brokerage firm on your vote instruction form.

        If you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain "discretionary" items, but it will not be allowed to vote your shares with respect to certain "non-discretionary" items. The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal 5) is considered to be a discretionary item and your brokerage firm will be able to vote on that item even if it does not receive instructions from you, so long as it holds your shares in its name. The increase to the size of the Board (Proposal 1), election of directors (Proposal 2) and the "say on pay" and "say on frequency" votes (Proposals 3 and 4) are "non-discretionary" items. If you do not instruct your broker how to vote with respect to these items, your broker may not vote with respect to these proposal and those votes will be counted as "broker non-votes." "Broker non-votes" are shares that are held in "street name" by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

        If your Common Stock is held in street name, you must bring an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the Common Stock as of the record date (April 5, 2013) in order to be admitted to the meeting on May 14, 2013. To be able to vote your Common Stock held in street name at the meeting, you will need to obtain a proxy card from the holder of record.

 What constitutes a quorum?

        In order for business to be conducted at the meeting, a quorum must be present in person or represented by valid proxies. For each of the proposals to be presented at the Annual Meeting, a quorum consists of the holders of a majority of the Common Stock issued and outstanding on April 5, 2012, the record date, or at least [            ] shares of Common Stock.

        Common Stock represented in person or by proxy (including "broker non-votes" and Common Stock that abstain or do not vote with respect to a particular proposal) will be counted for the purpose of determining whether a quorum exists at the meeting for that proposal.

        If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required for each item?

        Number of Directors.    Under the Company's bylaws (the "Bylaws") the number of directors may be changed with the approval of not less than a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting. If the Common Stock you own is held in "street name" by a brokerage firm, your brokerage firm, as the record holder of your Common Stock, is required to vote your Common Stock according to your instructions. If you do not instruct your broker how to vote with respect to this item, your broker may not vote your Common Stock with respect to the proposed increase to the number of directors.

        Election of directors.    Pursuant to Section 78.330 of the Nevada Revised Statutes ("NRS"), directors are elected by a plurality of the votes cast at the Annual Meeting, whether in person or represented by proxy. If the Common Stock you own is held in "street name" by a brokerage firm, your brokerage firm, as the record holder of your Common Stock, is required to vote your Common Stock according to your instructions. If you do not instruct your broker how to vote with respect to this item, your broker may not vote your Common Stock with respect to the election of directors.

        As a result of Z Capital's intention to propose James J. Zenni, Jr., Jonathan Schmugge and Martin J. Auerbach as alternative director nominees, there will be more than seven nominees. This means that each of the candidates endorsed by the Board of Directors must receive more votes than each of the candidates endorsed by Z Capital for election. Only the five candidates, or the seven candidates subject to the approval of Proposal One, who receive the greatest number of votes cast for election will be elected to the Board. A properly executed proxy card marked "WITHHOLD" with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will not be considered to have been voted for the director nominee. Broker non-votes will also not be considered to have been voted for any director nominee.

        The Board does not endorse any Z Capital nominee and urges you not to sign or return, any non-white proxy card that may be sent to you by Z Capital.

        THE ONLY WAY TO SUPPORT ALL OF YOUR BOARD OF DIRECTORS' NOMINEES IS TO VOTE "FOR" THE BOARD'S NOMINEES ON THE WHITE PROXY CARD. PLEASE DO NOT SIGN OR RETURN Z CAPITAL'S NON-WHITE PROXY CARD, EVEN IF YOU VOTE "AGAINST" OR WITHHOLD ON THEIR DIRECTOR NOMINEES. DOING SO MAY CANCEL ANY PREVIOUS VOTE YOU CAST ON THE COMPANY'S WHITE PROXY CARD.

        Say on Pay.    Our Board is seeking a non-binding advisory vote regarding the compensation of our named executive officers, as described in the Compensation, Discussion and Analysis, executive compensation tables and accompanying narrative disclosures contained in this proxy statement. Under our Bylaws, the affirmative vote of a majority of the voting power present at the Annual Meeting, whether in person or represented by proxy, is required to approve this resolution. The vote is advisory and non-binding in nature but our Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal.

        Say on Frequency.    Our Board is seeking a non-binding advisory vote regarding whether Stockholders prefer to vote on our compensation program once a year, once every two years or once every three years. Under our Bylaws, the affirmative vote of a majority of the voting power present at the Annual Meeting, whether in person or represented by proxy, is required to approve this resolution. The vote is advisory and non-binding in nature, but our Board will take into account the outcome of the vote when considering the frequency in the future. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal.

        Ratification of independent registered public accounting firm.    Under our Bylaws, the affirmative vote of a majority of the voting power present at the Annual Meeting, whether in person or represented by proxy, is required to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

How will votes be counted?

        Each share of Common Stock will be counted as one vote according to the instructions contained on a proper proxy card, whether submitted in person, by mail, over the Internet or by telephone, or on a ballot voted in person at the meeting. With respect to all proposals, shares of Common Stock will not be voted in favor of the matter, and will not be counted as voting on the matter, if they either (1) abstain from voting on a particular matter, or (2) are broker non-votes. Brokers who do not receive instructions with respect to Proposals 1, 2, 3 or 4 will not be allowed to vote such shares of Common Stock, and all such Common Stock will be "broker non-votes" rather than votes "for" or "against." The increase to the size of the Board (Proposal 1), election of directors (Proposal 2) and the "say on pay" and "say on frequency" votes (Proposals 3 and 4) are "non-discretionary" items. If you do not instruct your broker how to vote with respect to these items, your broker may not vote with respect to these proposals and those votes will be counted as "broker non-votes." "Broker non-votes" are shares that are held in "street name" by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes for a particular proposal will not be counted as votes cast to determine the outcome of a particular proposal.

        It will NOT help elect the Board of Directors' nominees for election to the Board if you sign and return proxies sent by the Z Capital, even if you vote to "WITHHOLD" your vote with respect to their directors using the Z Capital non-white proxy card. In fact, doing so will cancel any previous vote you cast on the Company's WHITE proxy card. The only way to support your Board's nominees is to vote "FOR" the Board's nominees on the WHITE proxy card.

 How does the Board recommend that I vote on the proposals?

        The Board recommends that you vote:

        FOR the increase in the size of the Board from five seats to seven seats (Proposal One);

        FOR the election of each of the Board's seven nominees, subject to the approval of Proposal One, to serve as directors on the Board, each for a term of one year (Proposal Two);

        FOR the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures contained in this proxy statement (Proposal Three);

        FOR a Stockholder advisory vote every TWO YEARS on our executive compensation program (Proposal Four); and

        FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2013 fiscal year (Proposal Five).

        The Board recommends that you vote AGAINST the alternative slate of directors nominated by Z Capital.

Where can I find the voting results?

        We will report the voting results in a Current Report on Form 8-K within four business days after the end of the Annual Meeting.

Could other matters be decided at the Annual Meeting?

        At the date this Proxy Statement was mailed, the Company did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

        If other matters are properly presented at the Annual Meeting for consideration, certain individuals appointed by the Board to serve as proxies (the "Proxies") will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

        The Company will pay for the cost of this proxy solicitation. The Company does not intend to solicit proxies otherwise than by use of the mail or website posting, but certain of our directors, officers and other employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on our behalf. We have hired Morrow & Co., LLC ("Morrow") to distribute and solicit proxies. We will pay Morrow a fee of $[            ], plus reasonable expenses, for these services.

Who will count the vote?

        All votes will be tabulated by [            ], the inspector of elections appointed for the Annual Meeting.

Other information

        The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 accompanies this Proxy Statement. No material contained in the Annual Report is to be considered a part of the Proxy Materials. References to fiscal years contained in this Proxy Statement refer to the fiscal year ended on December 31 of such year.

        The contents of the Company's corporate website (http://www.affinitygaming.com) are not incorporated by reference into this Proxy Statement.

PROPOSAL ONE—APPROVAL OF INCREASE IN BOARD SIZE

        The Board of Directors regularly reviews the Company's corporate governance policies and procedures. Through this review, the Board determined that it would be in the best interest of the Company and its stockholders to increase the size of our Board of Directors from five members to seven members. This increase would give the Board greater flexibility to add selected talents and skills through additional members, provide for greater representation on Board committees of diverse experiences and specific capabilities and allow greater continuity on the Board during periods of change.

        We are requesting Stockholder approval of increasing the size of the Board and the Board recommends that you vote "FOR" the following resolution:

        RESOLVED, that the proposal to increase the size of the Board of Directors from five directors to seven directors, is hereby APPROVED.

Required Vote; Recommendation of the Board

        The proposal to approve an increase in the size of the Board requires the affirmative vote on the matter of a majority of our issued and outstanding shares of Common Stock entitled to vote. A vote to abstain or a broker non-vote will have the same effect as a vote against the proposal. In order to increase the size of the Board, we propose the following resolution:

        RESOLVED, that the size of the Board of Directors of the Company be increased from five directors to seven directors.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE INCREASE IN THE SIZE OF THE BOARD FROM FIVE MEMBERS TO SEVEN MEMBERS.

 PROPOSAL TWO—ELECTION OF DIRECTORS

        In 2012, the Board of Directors of Affinity Gaming consisted of five members. On March 28, 2013, Michael D. Rumbolz tendered his resignation from the Board, effective April 1, 2013 and Scott D. Henry notified the Board of his intent not to stand for re-election at the Annual Meeting. All of our directors are elected annually. The Board proposes, subject to the approval of Proposal One above, that all of the nominees described below, three of whom are currently serving as directors and four of whom are new director nominees, be elected or re-elected for a new term of one year expiring at the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Under Section 78.330 of the NRS, directors are elected by a plurality of the votes cast at the Annual Meeting, whether in person or represented by proxy. As a result of Z Capital's intention to propose James J. Zenni, Jr., Jonathan Schmugge and Martin J. Auerbach as alternative director nominees, there will be more than seven nominees. This means that each of the candidates endorsed by the Board of Directors must receive more votes than each of the candidates endorsed by Z Capital for election. Only the five candidates, or the seven candidates subject to the approval of Proposal One, who receive the greatest number of votes cast for election will be elected to the Board. Proxies cannot be voted for more than the number of nominees proposed for election.

        The Board does not endorse any Z Capital nominee and urges you not to sign or return, any non-white proxy card that may be sent to you by Z Capital. It will NOT help elect the Board of Directors' nominees for election to the Board if you sign and return proxies sent by Z Capital, even if you vote to "WITHHOLD" your vote with respect to their directors using the Z Capital non-white proxy card. In fact, doing so will cancel any previous vote you cast on the Company's WHITE proxy card. The only way to support your Board's nominees is to vote "FOR" the Board's nominees on the WHITE proxy card.

        Each of the nominees has consented to be named as a nominee. If any of them should become unavailable to serve as a director (which is not now expected), the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

        The Board believes that it is necessary for each of the Company's directors to possess many qualities and skills. When searching for new candidates, the Board Governance and Nominating Committee (the "Governance Committee") considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap. The Board also believes that all directors must possess a considerable amount of business management (such as experience as a chief executive or chief financial officer) and educational experience. The Governance Committee first considers a candidate's management and professional experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing Stockholder value when considering director candidates. The Governance Committee does not have a formal policy with respect to diversity; however, the Governance Committee believes that it is essential that the Board members represent diverse viewpoints. In considering candidates for the Board, the Governance Committee considers the entirety of each candidate's credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual's contributions to the Board are also considered.

        All our directors and nominees for directors bring to our Board extensive executive leadership and board experience derived from their service as executives and, in certain cases chief executive officers. The process undertaken by the Governance Committee in recommending qualified director candidates is described below under "Corporate Governance—Director Nomination Process." Certain individual qualifications and skills of our directors that contribute to the Board's effectiveness as a whole are described below.

        The following table sets forth the names of the seven nominees, age (as of April 1, 2013) and principal position of each of the Company's directors:

Name	Age	Position
David D. Ross	48	Director and Chief Executive Officer
Don R. Kornstein	61	Director, Chairman
Thomas M. Benninger	55	Director
Matthew A. Doheny	42	Nominee
Randall A. Fine	38	Nominee
Richard S. Parisi	38	Nominee
Eric V. Tanjeloff	37	Nominee

        A summary of the nominees' principal occupations and directorships held with other public corporations during the past five years and the year first elected as a director of the Company, are set forth below.

Nominees for Directors

        David D. Ross has served as our Chief Executive Officer since January 7, 2011. Prior to his appointment as our Chief Executive Officer, Mr. Ross served as the Chief Operating Officer/Gaming and as a member of the Office of the Chief Executive Officer for Herbst Gaming Inc., or "HGI," a predecessor of the Company. Prior to joining HGI, Mr. Ross spent 25 years with Coast Casinos, now a division of Boyd Gaming Corp., serving in a variety of management positions. Most recently he served as Coast Casinos' Chief Operating Officer from 2004-2008. Mr. Ross earned a B.A. in Business Management and a M.S. in Hotel Administration from the University of Nevada, Las Vegas. Mr. Ross has been licensed or found suitable as an officer, director or key employee by gaming authorities in Colorado, Iowa, Missouri and Nevada.

        Mr. Ross was selected to be a member of the Board of Directors because of his extensive leadership experience at Coast Casinos and extensive experience in developing and operating gaming and hospitality properties in Las Vegas. Mr. Ross's particular qualifications and operational, financial and strategic skills strengthen the Board of Directors' collective knowledge and capabilities.

        Don R. Kornstein has served as a Director and Chairman of the Board of Directors of the Company since December 31, 2010. Mr. Kornstein founded and has served as the managing member of the strategic, management and financial consulting firm Alpine Advisors, LLC since March 2002. Mr. Kornstein currently serves as a non-executive director on the board of Gala Coral Group, a gaming company based in the United Kingdom. From June 2008 to October 2010, Mr. Kornstein served as a Director of Circuit City Stores, Inc. From August 2006 to July 2008, Mr. Kornstein served as Chair of the board of directors of Bally Total Fitness Corporation ("Bally") as well as Chief Restructuring Officer from May 2007 to October 2007, during which time Mr. Kornstein structured and implemented a pre-packaged plan of reorganization pursuant to Chapter 11 of the Bankruptcy Code, which was a prerequisite to a purchaser's acquisition of Bally. While at Bally, Mr. Kornstein was also the Chair of the CEO search committee, Chair of the compensation committee and member of the audit committee and the nominating/corporate governance committee. From July 2006 to August 2008, Mr. Kornstein served as a Director of Cash Systems, Inc., a public company that provides cash checking, credit and debit card cash advance, and ATM solutions principally to the gaming industry. In addition, Mr. Kornstein served as a co-advisor to Cash Systems, Inc., a former Nasdaq-listed company, in connection with the sale of Cash Systems, Inc. to a strategic buyer in August 2008. From July 2003 to March 2005, Mr. Kornstein served as a Director of Shuffle Master, Inc. ("Shuffle Master"), a public company that operates in legalized gaming markets across the globe and provides gaming products. While serving as a Director of Shuffle Master, Mr. Kornstein also served as a member of the audit, compensation and governance committees. From September 1994 to April 2000, Mr. Kornstein served as Chief Executive Officer, President and Director of Jackpot Enterprises, Inc., a company listed on the New York Stock Exchange ("NYSE") engaged in the gaming industry. From 1977 until 1994, Mr. Kornstein was an investment banker and Senior Managing Director of Bear, Stearns & Co. Inc. Mr. Kornstein earned his B.A. from the University of Pennsylvania and his M.B.A. from Columbia University Graduate School of Business. Mr. Kornstein has been licensed or found suitable as an officer, director or key employee by gaming regulatory authorities in Colorado, Iowa, Missouri, Nevada and the United Kingdom.

        Mr. Kornstein was selected to be Chairman of the Board of Directors based on the depth and breadth of his strategic, financing, restructuring and gaming management experiences. Mr. Kornstein is particularly skilled in identifying opportunistic refinancing and strategic acquisition opportunities and implementing restructurings. Together with his knowledge of corporate strategy and shareholder value enhancement, Mr. Kornstein's qualifications strengthen the Board of Directors' collective knowledge and capabilities.

        Thomas M. Benninger has served as a Director of the Company since December 31, 2010. From June 2008 to March 2010, Mr. Benninger served as Chairman of the Board of Managers of Tropicana Entertainment Holdings, LLC. From January 2009 to December 2010, Mr. Benninger served as a member of the Board of Directors of Squaw Valley Ski Corporation. Mr. Benninger is currently serving as a director of the DAPER Investment Fund, a co-investment fund with the Stanford Management Company for the benefit of the Stanford University Athletic Department. Mr. Benninger is a founding managing general partner of Global Leveraged Capital ("GLC"), a private merchant banking firm which manages institutional credit investment funds and provides restructuring advisory services to creditors, debtors and financial sponsors. Prior to forming GLC, from 2001 to 2006 Mr. Benninger was Global Head of Restructuring and Head of the Growth Capital Group at UBS Investment Bank ("UBS"). He also served on the UBS North American Executive Management Committee. Prior to UBS, Mr. Benninger was Head of Restructuring for Donaldson, Lufkin and Jenrette / CSFB from 1994 to 2001; prior to that, he held similar positions at Smith Barney and Drexel Burnham Lambert. He was a Manager in the Audit and Accounting division of Arthur Andersen & Co. and is a CPA. Mr. Benninger earned his B.A. and M.B.A. from Stanford University and has been licensed or found suitable as an officer, director or key employee by gaming regulatory authorities in Colorado, Iowa, Missouri, Nevada, Mississippi and Louisiana.

        Mr. Benninger was selected to be a member of the Board of Directors because of his particular knowledge and expertise in a number of areas including finance, restructuring and management of gaming companies. Mr. Benninger's experience on various boards, including the board of a recently reorganized casino enterprise, provides the Board of Directors with valuable insight. In addition, his prior experience as an investment banker specializing in restructuring will strengthen the Board of Directors' collective knowledge and capabilities.

        Matthew A. Doheny has been the President of North Country Capital LLC, a private investment firm, since March 2011. Mr. Doheny was a candidate for the U.S. House of Representatives in the 21st Congressional District of New York in 2010 and 2012. Prior to running for Congress, Mr. Doheny was the portfolio manager for North American event-driven investing at Fintech Advisory Inc., a New York hedge fund, from June 2008 to October 2010. Prior to Fintech, Mr. Doheny was a Managing Director at Deutsche Bank Securities in the Distressed Products Group from June 2000 to March 2008, where during his time he oversaw the research effort for proprietary investing and was a member of the leadership team for the global group running $5 billion in assets. Prior to joining Deutsche Bank in 2000, Mr. Doheny began his career as a corporate attorney with stops at Orrick, Herrington & Sutcliffe LLP and Kelly Drye & Warren LLP. Mr. Doheny has been a director of YRC Worldwide, Inc. since July 2011. Mr. Doheny graduated cum laude from Allegheny College and also received a Juris Doctor from Cornell Law School.

        Mr. Doheny has been nominated to be a member of the Board of Directors because of his particular knowledge and expertise in a number of areas, including his financial expertise and his experience in financial and operational turnarounds. We believe that, together with his leadership positions in the investment banking and private investment industries, Mr. Doheny's qualifications and skills strengthen the Board of Directors' collective knowledge and capabilities.

        Randall A. Fine is the Founder and Managing Director of The Fine Point Group, a gaming consulting, management, and software development firm that has worked with more than 65 clients in 20 states. Since founding FPG in July 2005, as part of various FPG assignments, Mr. Fine has served as the Chief Executive Officer of two mid-cap gaming companies, including Detroit's Greektown Casino-Hotel, which he successfully turned around in the midst of the Company's Chapter 11 filing. In 2012, Mr. Fine and FPG developed LaserPointCRM™, a cutting-edge automated database marketing system that has been purchased by casinos in Washington, California, Oklahoma, Mississippi, and Minnesota. Mr. Fine and FPG have served clients in all four of the Company's primary jurisdictions. Prior to founding FPG, Mr. Fine served as the corporate senior vice president of marketing for Carl Icahn's American Casino & Entertainment Properties, owner of the Stratosphere and two Arizona Charlie's properties in Las Vegas, Nevada, and the Sands in Atlantic City, from May 2004 to July 2005. Prior to Icahn, Mr. Fine served in two senior executive roles with Harrah's Entertainment (now Caesars Entertainment): first as Corporate Vice President of Total Rewards and Product Marketing from June 2002 to July 2003 and then as Corporate Vice President of Slot Operations and Total Rewards Operations from July 2003 to November 2003. In the former position, Mr. Fine launched the nationwide exchangeable rewards currency program known as Total Rewards, and is the sole inventor listed in the Caesars patent that underlies the program. In the latter position, he was responsible for more than 40,000 slot machines at two dozen U.S. properties, including properties in Nevada, Missouri, and Iowa. Mr. Fine received his A.B., magna cum laude, from Harvard College, and his M.B.A., with high honors, from Harvard Business School, where he was a Baker Scholar. While at Harvard, he served as a Teaching Fellow in Economics. Mr. Fine has previously been licensed in New Jersey, Michigan, and Indiana, as well as several tribal jurisdictions, and has licenses pending in sixteen additional jurisdictions.

        Mr. Fine has been nominated to be a member of the Board of Directors because of his particular knowledge and expertise in a number of areas, including his significant financial, casino operations and marketing expertise. We believe the depth of Mr. Fine's experience in gaming consulting, management and software development, as well as his executive experience in the turnaround of a mid-cap gaming company, will provide the Board of Directors with valuable insight and strengthens the Board of Directors' collective knowledge and capabilities.

        Richard S. Parisi joined Silver Point Capital, L.P. in June 2005, where he serves as a Senior Investment Analyst. Prior to joining Silver Point, Mr. Parisi attended the Stanford University Graduate School of Business from 2003 to 2005 and, prior thereto, was a Vice President of Madison Dearborn Partners from June 1998 to June 2003. Prior to joining Madison Dearborn, Mr. Parisi worked in the leveraged finance group of Merrill Lynch & Co. from July 1996 to June 1998. Mr. Parisi served as a director of iPCS, Inc. from September 2006 until June 2007. Mr. Parisi earned his B.A. from Duke University and his M.B.A. from the Stanford University Graduate School of Business.

        Mr. Parisi has been nominated to be a member of the Board of Directors because of his particular knowledge and expertise in a number of areas, including his significant financial and industry expertise. In addition, we believe his prior experience in investment banking, private equity and in the financial and credit analysis of numerous portfolio companies of Silver Point Capital, L.P. across a wide range of industries will strengthen the Board of Directors' collective knowledge and capabilities.

        Eric V. Tanjeloff is currently a Senior Managing Director of CBRE Capital Advisors, Inc., the investment banking and advisory affiliate of CBRE, Inc., a global, Fortune 500, real estate services company, a position he has held since October 2009. Prior to CBRE Capital Advisors, Mr. Tanjeloff was employed by J.P. Morgan Securities Inc. and its predecessors from June 1997 to April 2009, serving in a variety of capacities including most recently as an Executive Director in the firm's Real Estate and Lodging Investment Banking Group from February 2006 to February 2009. Prior to his role as Executive Director, Mr. Tanjeloff held the titles of Vice President, Associate and Analyst at J.P. Morgan and its predecessors, from June 1997 to February 2006. At J.P. Morgan, Mr. Tanjeloff was responsible for the origination and execution of strategic M&A advisory, capital raising and financing activities for some of the most prominent companies in the real estate, lodging and casino gaming industries. Throughout his career, Mr. Tanjeloff has advised boards of directors and executive management teams on over $100 billion of transactions in the public and private real estate capital markets. Mr. Tanjeloff received his B.S. from Cornell University and M.B.A. from Columbia Business School.

        Mr. Tanjeloff has been nominated to be a member of the Board of Directors because of his particular knowledge and expertise in a number of areas, including his extensive knowledge of the real estate capital markets, the hotel and gaming transaction market and his significant financial expertise. With over $100 billion of transaction experience, much of which was specifically focused in the gaming industry, we believe Mr. Tanjeloff will provide the Board with valuable insight into balance sheet strategy, capital markets activities, acquisition and disposition strategy and investor relations matters. In addition, we believe Mr. Tanjeloff's experience in investment banking and his involvement in the creation of both CBRE, Inc.'s investment banking business and J.P. Morgan's gaming corporate finance franchise will strengthen the Board of Directors' collective knowledge and capabilities.

Background to Board Endorsement of Nominees and Potential Contested Solicitation

        By letter dated February 10, 2013 (the "Proposal Letter") and delivered to the Board of Directors, Z Capital proposed to acquire all of the outstanding shares of our Common Stock that were not already owned by Z Capital at a purchase price of $14.00 per share.

        From February 15, 2013 through February 18, 2013, we had several telephone conversations with representatives of Z Capital as well as certain other major Stockholders of the Company, including entities affiliated with Silver Point Capital, L.P. ("Silver Point"). In those conversations, a representative of Silver Point noted that, in light of the Z Capital proposal, Silver Point believed it was critical for us to establish a process in response to the proposal that takes into account the perspectives and expertise of our other leading shareholders, including Silver Point. In this regard, the representative of Silver Point stated that it would be appropriate for Affinity to expand the Board to include two additional directors recommended by our largest Stockholders. Silver Point suggested that at least one of such additional directors should be a candidate recommended by Silver Point.

        The Board considered Silver Point's request and subsequently advised Silver Point that while the Board had determined not to increase the size of the Board at the time, that Silver Point would have the right to nominate directors at the next annual meeting in accordance with the Company's Bylaws and the applicable provisions of the Nevada Revised Statutes.

        On February 28, 2013, Z Capital delivered a letter to the Board of Directors in which, among other things, Z Capital confirmed the expiration of the proposal to acquire all of the outstanding shares of our Common Stock that were not already owned by Z Capital in accordance with the terms set forth in the Proposal Letter.

        On March 5, 2013, Z Capital and certain of its affiliates, individually as well as derivatively on behalf of Affinity, filed a complaint against Affinity as a nominal party and our directors as defendants in the District Court, Clark County, Nevada, seeking (A) a judgment declaring, among other things: (i) that the conversion of Affinity Gaming, LLC from a Nevada limited liability company into a Nevada corporation (the "Corporate Conversion") was ineffective and void ab initio and that Affinity Gaming, LLC remains in existence as a Nevada limited liability company governed by its Operating

Agreement dated as of December 31, 2010 (as amended, supplemented or otherwise modified from time to time, the "Operating Agreement"); or in the alternative (ii) striking and invalidating, and enjoining the recognition or enforcement of the agreements and governing documents purportedly entered into in connection with the Corporate Conversion, and reforming them to comply with the requirements of the Operating Agreement; and (iii) enjoining defendants from taking any action inconsistent with the Operating Agreement and refusing to take any action required by the Operating Agreement; and (iv) that the Rights Agreement, dated December 21, 2012 (the "Rights Plan"), with American Stock Transfer & Trust Company, LLC, as rights agent, is void ab initio and unenforceable, as well as (B) related general, special, consequential and punitive damages.

        On March 8, 2013, representatives of Silver Point again met with representatives of the Company. During the meeting, the Silver Point representatives proposed that Affinity act to expand the size of the Board to seven members and nominate a slate of directors for election at the Annual Meeting that would include a majority of new directors, including nominees to be identified in a manner to be determined, which our Board took into consideration.

        On March 11, 2013, we entered into a supplement to the Rights Plan to clarify that discussions between Stockholders with respect to (i) the proposal to increase the size of the Board, and/or (ii) the election of directors at the Annual Meeting, would not result in such Stockholders being deemed to be "beneficial owners" of the stock of other Stockholders or otherwise trigger the Rights Plan (the "Waiver").

        Since the announcement of the Waiver, the Board also held discussions with a limited number of other Stockholders with respect to the matters specified in the Waiver.

        By letter dated March 14, 2013, Z Capital notified the Company of its intention to nominate an opposition slate of three insurgent directors for election to the Board at the Annual Meeting and Z Capital reserved the right to further nominate, substitute or add additional persons in the event the Company proposed to increase the number of directorships. The letter included the information required under the Company's Bylaws as then in effect in respect of Stockholder nominations of directors. Z Capital identified the three individuals it intended to nominate for election to the Board at the Annual Meeting. Z Capital also notified the Company of its intention to solicit proxies from the stockholders of the Company in connection with the election of directors to the Board.

        On March 14, 2013, Z Capital also issued a press release disclosing delivery of the letter by Z Capital and its intent to nominate Z Capital's nominees as candidates for election to the Board of Directors at the Annual Meeting.

        On March 15, 2013, Silver Point delivered a letter to the Company, in compliance with the advance notice requirement in the Bylaws and pursuant to the applicable provisions of the Nevada Revised Statutes, informing the Company of its proposal to nominate five candidates for election to the Board at the Annual Meeting. The nominees were Matthew A. Doheny, Randall A. Fine, Richard S. Parisi, Eric V. Tanjeloff and David D. Ross (the "Proposed Nominees"). With the exception of Mr. Parisi, who serves as a Senior Investment Analyst at Silver Point Capital, L.P., none of the Proposed Nominees has any material relationship with Silver Point. Silver Point also notified the Company that, if any of the foregoing persons withdraws or becomes unable to serve as a Nominee, it would propose to nominate Timothy P. Lavelle as a replacement nominee.

        By letter dated March 15, 2013, Silver Point also proposed that the Company increase the number of directors to be elected at the Annual Meeting from five to seven and, if the Company elected to do so, Silver Point would recommend that the Board nominate and/or recommend for election at the Annual Meeting, and would intend at the Annual Meeting to vote in favor of, a slate of directors consisting of the aforementioned nominees and two other members of the incumbent Board, such members to be selected and nominated by the incumbent Board.

        In addition to the foregoing correspondences and material contacts with Silver Point and Z Capital, the Board also had discussions with other major Stockholders relating to the nomination of directors for election at the Annual Meeting. From March 18, 2013 to March 26, 2013, the Board had communications with Stockholders who, when taken together with Silver Point, constituted a majority of the Common Stock issued and outstanding as of April 1, 2013. Such Stockholders expressed to the Board that they supported the Proposed Nominees and the proposal to increase the size of the Board from five to seven seats. Such Stockholders also expressed their opposition to the nomination of Z Capital's nominees.

        After careful deliberation and thoughtful consideration of the views expressed to the Board by the Company's Stockholders (other than Silver Point and Z Capital), the Board determined that it is in the best interests of the Company and its Stockholders to expand the size of the Board from five to seven members and to endorse and nominate Matthew A. Doheny, Randall A. Fine, Richard S. Parisi and Eric V. Tanjeloff, in addition to incumbent directors, David D. Ross, Thomas M. Benninger and Don R. Kornstein.

Required Vote; Recommendation of the Board

        Pursuant to Section 78.330 of the NRS, directors are elected by a plurality of the votes cast at the Annual Meeting, whether in person or represented by proxy. Abstentions and broker non-votes have no effect on this proposal, except they will be counted as having been present for purposes of determining the presence of a quorum.

        As a result of Z Capital's intention to propose James J. Zenni, Jr., Jonathan Schmugge and Martin J. Auerbach as alternative director nominees, there will be more than seven nominees. This means that each of the candidates endorsed by the Board of Directors must receive more votes than each of the candidates endorsed by Z Capital for election. Only the five candidates, or the seven candidates subject to the approval of Proposal One, who receive the greatest number of votes cast for election will be elected to the Board. A properly executed proxy card marked "WITHHOLD" with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will not be considered to have been voted for the director nominee. Broker non-votes will also not be considered to have been voted for any director nominee.

        The Board does not endorse any Z Capital nominee and urges you not to sign or return any non-white proxy card that may be sent to you by Z Capital. It will NOT help elect the Board of Directors' nominees for election to the Board if you sign and return proxies sent by Z Capital, even if you vote to "WITHHOLD" your vote with respect to their directors using the Z Capital non-white proxy card. In fact, doing so will cancel any previous vote you cast on the Company's WHITE proxy card. The only way to support your Board's nominees is to vote "FOR" the Board's nominees on the WHITE proxy card.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE BOARD'S NOMINEES.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

        The Company does not have a formal policy requiring members of the Board to attend the meetings of the Board, although all directors are strongly encouraged to attend. During fiscal 2012, our Board held five regular and 11 special meetings. The standing committees of our Board held an aggregate of 15 meetings during this period. Each director attended at least 75% of the total meetings of the Board and committees of the Board of which such director was a member. In addition to participation at Board and committee meetings, our directors discharge their responsibilities throughout the year through personal meetings and other communications, including telephone contact with the Chairman, the Chief Executive Officer and others regarding matters of interest and concern to the Company.

        Our Chief Executive Officer and Chief Financial Officer have each signed and filed the certifications under Section 302 of the Sarbanes-Oxley Act of 2002 with our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which was filed with the SEC on April 1, 2013.

        Our Board is committed to establishing and maintaining corporate governance practices that reflect high standards of ethics and integrity. To that end, we have established a Board Governance and Nominating Committee, or Governance Committee, to assist our Board in the exercise of its responsibilities. The Governance Committee Charter, as well as copies of our Code of Business Conduct and Ethics (the "Code of Conduct"), Code of Ethics for Senior Financial Officers, Compensation Committee Charter and Audit Committee Charter are available on our website located at http://www.affinitygaming.com/governance.php. They are also available in print by writing to Affinity Gaming, 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135, Attn: Secretary. The Code of Conduct provides guidance on a wide range of conduct, conflicts of interest and legal compliance issues for all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. We will post any amendments to, or waivers of, the Code of Conduct applicable to our principal executive officer, principal financial officer and principal accounting officer on our website.

Director Independence

        As of April 1, 2013, our Board consisted of Mssrs. David D. Ross, Don R. Kornstein, Thomas M. Benninger and Scott D. Henry. On March 28, 2013, Michael D. Rumbolz tendered his resignation from the Board, effective April 1, 2013 and Mr. Henry notified the Board of his intent not to stand for re-election at the Annual Meeting. Upon the due election of each of the Board of Directors' nominees to serve on the Board, Mr. Henry intends to resign effective immediately and such resulting vacancies will be filled from among Mssrs. Doheny, Fine, Parisi and Tanjeloff. Though not formally considered by our Board because our equity securities are not registered or traded on any national securities exchange, based upon the listing standards of the NYSE, the Board of Directors believes that each of Messrs. Kornstein, Benninger and Henry would be an "independent director" as that term is defined under the current rules of the NYSE. The Board of Directors also believes that each of Mssrs. Doheny, Fine, Parisi and Tanjeloff would be, assuming their election to the Board, an "independent director" as defined under the current rules of the NYSE.

        David D. Ross, as Chief Operating Officer/Gaming of Herbst Gaming, Inc., our predecessor company, our Chief Executive Officer and a member of the Board of Directors, does not qualify as an "independent director" as that term is defined under current rules of the NYSE. None of our securities will be listed on the NYSE or any other securities exchange, nor have we applied to list any of our securities on any securities exchange, in the foreseeable future.

        The Governance Committee conducts a review of the independence of all members of the Board for the purposes of determining which Board members are deemed independent and which are not at least annually and recommends, if appropriate, measures to be taken so that the Board contains at least the minimum number of independent directors required by NYSE and any additional requirements that the Board deems appropriate.

        Each member of the Audit and Governance Committee must meet certain criteria for independence pursuant to the applicable rules of the NYSE, and any additional requirements that the Board deems appropriate, as set forth in such committee's respective charters.

Board Leadership Structure and Role in Risk Oversight

        The Board has no policy with respect to the separation of the offices of Chairman and Chief Executive Officer; Mr. Kornstein, one of our independent directors, currently serves as Chairman of the Board and Mr. Ross serves as Chief Executive Officer. We believe that having a separate Chief Executive Officer and Chairman promotes the active involvement of the Board in providing independent oversight of the Company and their active participation in setting the agenda and priorities for the Company. Similarly, our Chief Executive Officer's participation on the Board as a Director provides direct access to and accountability of management, while allowing the Chief Executive Officer to focus primarily on our day-to-day business.

Policies with Respect to Transactions with Related Persons

        We maintain written policies and procedures covering related party transactions, which were adopted by the Board on August 10, 2012. The Audit Committee reviews the material facts of all related party transactions. The Company has various procedures in place that are designed to identify potential related party transactions. For instance, the executive officers and the Board are required to complete a questionnaire on an annual basis which requires them to disclose any related person transactions and potential conflicts of interest. The General Counsel reviews the responses to the questionnaires and, if a transaction is reported by an independent director or executive officer, the questionnaire is submitted to the Audit Committee for review. If necessary, the Audit Committee will determine whether the relationship is material and will have any effect on the director's independence. After making such determination, the Audit Committee will report its recommendation on whether the transaction should be approved or ratified by the entire Board.

        Our Related Party Transactions Policy provides that a "Related Party Transaction" is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships in which: (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year; (2) the Company is a participant; and (3) any Related Party has or will have a direct or indirect material interest. A "Related Party" is any: (a) executive officer, director or nominee for election as a director; (b) greater than 5 percent owner of record or beneficial owner of any class of the Company's voting securities; and (c) immediate family member of any of the foregoing. "Immediate family member" includes a child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or beneficial owner.

        The Board has also adopted our Code of Conduct, which sets forth various policies and procedures intended to promote the ethical behavior of all of our employees, officers and directors. The Code of Conduct describes the Company's policy on conflicts of interest. The Company distributes the Code of Conduct to all of its employees and officers. The conflicts of interest policy in the Code of Conduct describes the types of relationships that may constitute a conflict of interest with the

Company. All employees, officers and directors are required to sign an acknowledgement of the Code of Conduct, including the conflict of interest policy.

Director Nomination Process

        The Governance Committee is responsible for, among other things, screening potential director candidates and recommending qualified candidates to the Board for nomination.

        When identifying and evaluating candidates, the Governance Committee first determines whether there are any evolving needs of the Board that require an expert in a particular field. The Governance Committee may consider the gaming regulatory suitability of candidates, in making its decisions. The Governance Committee may retain a third-party search firm to assist the committee in locating qualified candidates that meet the needs of the Board at that time. A search firm would provide information on a number of candidates, which the Governance Committee would then discuss. The Chairman of the Governance Committee and some or all of the members of the Governance Committee, as well as the Chairman and the Chief Executive Officer, will interview potential candidates that the Governance Committee deems appropriate. If the Governance Committee determines that a potential candidate meets the needs of the Board and has the requisite qualifications, it will recommend the nomination of the candidate to the Board.

        It is the Governance Committee's policy to consider director candidates recommended by Stockholders, if such recommendations are properly submitted to the Company. Stockholders wishing to recommend persons for consideration by the Governance Committee as nominees for election to the Board can do so by writing to the Secretary at Affinity Gaming, 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135. Recommendations must include the proposed nominee's name, biographical data and qualifications, as well as a written statement from the proposed nominee consenting to be named and, if nominated and elected, to serve as a director. Recommendations must also follow the Company's procedures for nomination of directors by Stockholders as provided in our Bylaws. The Governance Committee will consider the candidate and the candidate's qualifications in the same manner in which it evaluates nominees identified by the Governance Committee. The Governance Committee may contact the Stockholder making the nomination to discuss the qualifications of the candidate and the Stockholder's reasons for making the nomination. The Governance Committee may then interview the candidate if it deems the candidate to be appropriate. The Governance Committee may use the services of a third-party search firm to provide additional information about the candidate prior to making a recommendation to the Board.

        In this regard, representatives of the Governance Committee considered the Silver Point and Z Capital nominees. The Governance Committee reviewed the background information provided by Silver Point about the Silver Point nominees and Z Capital about the Z Capital nominees in determining the Governance Committee's recommendation to the Board of Directors as to the director nominees.

        The Governance Committee's nomination process is designed to ensure that the Governance Committee fulfills its responsibility to recommend candidates that are properly qualified to serve the Company for the benefit of all of its Stockholders, consistent with the standards established by the Governance Committee under the Corporate Governance Guidelines.

Communication with the Board and Management

        The Board and management encourage communication from the Company's Stockholders. Stockholders who wish to communicate with the Company's management should direct their communication to the Chairman of the Board or the Secretary at Affinity Gaming, 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135. Stockholders, or other interested parties, who wish to communicate with the non-management directors or any individual director should direct their communication c/o Marc H. Rubinstein, Senior Vice President, General Counsel & Secretary at the address above. The Secretary will forward communications intended for the Board to the Chairman, or, if intended for an individual director, to that director. If multiple communications are received on a similar topic, the Secretary may, in his discretion, forward only representative correspondence. Communications that are abusive, in bad taste or present safety or security concerns may be handled differently.

Risk Management

        The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company's risks. The Board regularly reviews information regarding the Company's credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The Audit Committee assists with risk management oversight in the areas of financial reporting, internal audit, internal controls and compliance with legal and regulatory requirements. The Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Board Committees

        The Board has established an Audit Committee, a Compensation Committee and a Governance Committee. The Audit and Governance Committees are composed entirely of independent directors, and assuming the election of each of the directors nominated by the Board of Directors, the Audit and Governance Committees will continue to be composed entirely of independent directors, as defined under applicable NYSE rules and guidelines. The charters of each committee are available on the Investor Relations page of our website, http://www.affinitygaming.com/governance.php.

  Audit Committee

        As described in the Audit Committee charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent public accountants to audit our financial statements, including assessing the independent auditor's qualifications and independence, and establishes the scope of, and oversees, the annual audit. The Audit Committee also approves any other services provided by public accounting firms. The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility to the Stockholders, the investment community and others relating to the integrity of our financial statements, our compliance with legal and regulatory requirements, and the performance of our internal audit function. The Audit Committee oversees our system of disclosure controls and procedures, and system of internal controls regarding financial accounting, legal compliance and ethics, that management and our Board established. In doing so, it is the responsibility of the Audit Committee to maintain free and open communication between the committee and our independent auditors, the internal accounting function and management of our Company.

        The Board of Directors determined that during fiscal 2012, the Chairman of the Audit Committee was an "audit committee financial expert" as that term is defined in the applicable rules of the SEC. Mr. Henry was Chairman, and Messrs. Benninger and Rumbolz were members of the Audit Committee during fiscal 2012. During fiscal 2012, the Audit Committee held five meetings. On March 28, 2013, Michael D. Rumbolz tendered his resignation from the Board, effective April 1, 2013 and Mr. Henry notified the Board of his intent not to stand for re-election at the Annual Meeting. Upon the due election of each of the Board of Directors' nominees to serve on the Board, Mr. Henry intends to resign effective immediately and such resulting vacancies will be filled from among Mssrs. Doheny,

Fine, Parisi and Tanjeloff. The Board has not yet determined whether any of Mssrs. Doheny, Fine, Parisi or Tanjeloff would qualify as an "audit committee financial expert." As of April 1, 2013, Mr. Benninger is serving as Interim Chairman and Mssrs. Henry and Kornstein are members of the Audit Committee.

        The report of our Audit Committee appears under the heading "Audit Committee Report" on page 19.

  Compensation Committee

        As described in the Compensation Committee charter, the Compensation Committee establishes and reviews general policies related to our compensation and benefits. The Compensation Committee determines and approves, or makes recommendations to the Board with respect to, the compensation and benefits of our Board and executive officers, and administers our 2011 Long Term Incentive Plan or "2011 LTIP."

        Mr. Benninger is Chairman and Mr. Kornstein is a member of the Compensation Committee. During fiscal 2012, the Compensation Committee held six meetings.

        The report of our Compensation Committee appears under the heading "Compensation Committee Report on Executive Compensation" on page 35.

  Governance Committee

        As described in the Governance Committee charter, the Governance Committee recommends candidates to serve on our Board of Directors. The Governance Committee is also responsible for monitoring a process to review director, board and committee effectiveness, developing and implementing our corporate governance guidelines, committee members and committee chairmen and otherwise taking a leadership role in shaping the corporate governance of our company.

        For fiscal 2012, Mr. Rumbolz was Chairman and Mr. Kornstein was a member of the Governance Committee. During fiscal 2012, the Governance Committee held four meetings. On March 28, 2013, Mr. Rumbolz tendered his resignation from the Board, effective April 1, 2013. As of April 1, 2013, Mr. Kornstein is serving as Interim Chairman and Mr. Benninger is a member of the Governance Committee.

Indemnity Agreement

        Our Bylaws provide that, to the fullest extent permitted by the Nevada Revised Statutes, the Company shall indemnify any director who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, by reason of the fact that he or she is or was a director, against any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such director in connection with any such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

        In addition, our Articles of Incorporation provides that expenses (including attorneys' fees) incurred by such indemnified party in any action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding; provided that if such indemnified party is advanced such expenses and it is later determined that he or she was not entitled to indemnification with respect to such action, suit or proceeding, then he or she will reimburse the Company for such advances.

 Compensation Committee Procedures

        The Compensation Committee directs management to prepare the financial data used by the Compensation Committee in determining executive compensation. In addition, members of the Company's human resources, insurance and benefits, and accounting departments assist in the preparation of executive compensation tally sheets and historical information on compensation paid to executives. The Compensation Committee is presented with recommendations from management as to the level and type of compensation to provide to officers who hold the office of Vice President or a more senior officer. Members of the Company's legal department provide the Compensation Committee with general advice on laws applicable to executive compensation and the directors' fiduciary duties in setting compensation.

        The Chief Executive Officer typically attends meetings at the request of the Compensation Committee. The Chief Executive Officer's feedback about each officer's performance is essential in the Compensation Committee's determination of the officer's salary and target incentive compensation determinations. The Compensation Committee also may hire independent consultants or professionals to advise it on compensation matters.

DIRECTOR COMPENSATION

        The following table sets forth information regarding compensation earned by our non-employee directors during fiscal year 2012:

Name	Fees Earned or Paid in Cash	Equity Awards(1)	Non-equity Incentive Plan compensation	All other compensation	Total
	($)	($)	($)	($)	($)
Don R. Kornstein	149,500	250,006	—	—	399,506
Thomas M. Benninger	157,000	200,008	—	—	357,008
Scott D. Henry	149,250	200,008	—	—	349,258
Michael Rumbolz	162,500	200,008	—	—	362,508

(1)
Represents the value of options granted for 2012 on February 24, 2012 and the value of restricted stock granted for 2013 on December 27, 2012.

        Our Board of Directors receives director compensation consisting of (i) an annual retainer of $88,000, (ii) restricted stock or stock options with a value of $100,000, and (iii) meeting fees in the amount of $2,500 per meeting if the director attends in-person and $500 if the director attends telephonically; provided, that such Director attend at least eight meetings of the Board of Directors, either in-person or telephonically. The Chairman of the Board of Directors receives additional annual retainer compensation in the amount of $20,000 and additional restricted stock or stock options with a value of $25,000.

        The Chairman of the Audit Committee receives an additional annual retainer of $15,000 and the Chairmen of our other committees receive an additional annual retainer of $10,000. A director serving on a Board committee also will receive meeting fees in the amount of $1,500 per meeting if the director attends in-person and $500 if the director attends telephonically.

        In addition, members of the Board who are not employees of the Company or its subsidiaries may receive compensation for services to the company in their capacities as directors or otherwise in such manner and in such amounts as may be fixed from time to time and approved in advance by the Board.

AUDIT COMMITTEE REPORT

        The role of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the accounting and financial reporting processes of the Company, including its internal controls over financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company's independent registered public accounting firm during fiscal year 2012, PricewaterhouseCoopers LLP, was responsible for auditing the financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States and performing reviews of the unaudited quarterly financial statements.

        During fiscal year 2012, the Audit Committee met and held discussions with management and the independent registered public accounting firm and independently as a committee, which fulfills its responsibilities pursuant to the Company's Audit Committee charter. The Audit Committee met with the independent registered public accounting firm in executive session, as well as with management present. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements as of and for the year ended December 31, 2012 with management and the independent registered public accounting firm, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the adequacy and effectiveness of the Company's financial reporting procedures, disclosure controls and procedures, and internal control over financial reporting, including the respective reports of management and the independent registered public accounting firm on the effectiveness of the Company's internal control over financial reporting. The Audit Committee discussed with the independent registered public accounting firm all matters required to be discussed by the standards established by the Public Company Oversight Board (United States).

        In addition, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        The Audit Committee received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the audit committee concerning independence, and has discussed with the independent auditor the independent auditor's independence. The Audit Committee has determined that the non-audit services provided to Affinity and our affiliates by the independent auditor (discussed below under "Proposal Five: Ratification of Independent Registered Public Accounting Firm") are compatible with such firm maintaining its independence.

        The Audit Committee also discussed with the Chief Executive Officer and the Chief Financial Officer of the Company their respective certifications with respect to the Company's Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

        Based on the reviews and discussions referred to above, and the receipt of unqualified opinions from PricewaterhouseCoopers LLP dated April 1, 2013, with respect to the consolidated financial statement of the Company as of and for the year ended December 31, 2012, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the Securities and Exchange Commission.

        During the fiscal year ended December 31, 2012 the Company did not have any disagreement with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to PricewaterhouseCoopers LLP's satisfaction, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of disagreement in their reports on the Company's consolidated financial statements. In addition, during such periods, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K. PricewaterhouseCoopers LLP's report on the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2012 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

    Submitted by:

    Audit Committee

    Thomas M. Benninger—Interim Chairman
     Scott D. Henry
    Don R. Kornstein

PROPOSAL THREE—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        We are requesting Stockholder approval of the compensation of our Named Executive Officers (NEOs) as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K (including in the Compensation Discussion and Analysis section, or CD&A, compensation tables and accompanying narrative disclosures). Item 402 of Regulation S-K is the SEC regulation that sets forth what companies must include in their CD&A and compensation tables. As required by the recent Dodd-Frank Act, this is an advisory vote, which means that this proposal is not binding on us. However, our Compensation Committee values the opinions expressed by our Stockholders and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs. We have described this compensation in detail under the heading "Compensation Discussion & Analysis" below. The Board recommends that you vote "FOR" the following resolution:

          "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the Proxy Statement relating to this Annual Meeting, on an advisory basis, is hereby APPROVED."

        Here are some common questions and answers to help you better understand what this vote means:

What am I voting on?

        Commonly referred to as a "say-on-pay" proposal, this lets you vote on whether to endorse the compensation we pay to our named executive officers.

What factors should I consider in voting on this proposal?

        The section entitled "Compensation Discussion & Analysis" ("CD&A") describes in detail the different kinds of compensation we pay, the reasons for paying each type of compensation, and the amounts of compensation we pay. As stated in that section, our goal is to compensate our named executive officers in a way that inspires them to maximize short-term performance without compromising long-term profitability and Stockholder return, while giving them a degree of compensation stability. You should consider whether you agree with the objectives we describe in the CD&A and whether the amounts we pay as a result are appropriate. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described herein.

        We believe our compensation practices are reasonable, carefully crafted to accomplish the best possible short- and long-term results for the company, and have served us well. In particular, we believe our program strongly and consistently links the level of compensation of named executive officers to our performance. The program has enabled us to attract and retain a management team that has led the Company since its emergence from HGI's bankruptcy and positioned our Company for future growth and success.

Is this vote binding?

        Because your vote is advisory, it will not be binding upon the Board or Compensation Committee. However, our Board and Compensation Committee value your opinion and will take the outcome of the vote into account when considering future compensation arrangements.

How does the Board of Directors recommend that I vote?

        We recommend that you vote "FOR" the advisory resolution approving the compensation of our named executive officers as described in this Proxy Statement.

        For all of these reasons, we believe our executive compensation program is well-designed, appropriately aligns executive pay with Company performance and has demonstrated that it incentivizes desirable behavior from our executives.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

 PROPOSAL FOUR—ADVISORY VOTE ON FREQUENCY OF VOTE ON
EXECUTIVE COMPENSATION

        In accordance with the Dodd-Frank Act and SEC rules, we are required, not less frequently than once every 6 years, to submit a proposal allowing our Stockholders to vote, in an advisory, non-binding vote, on whether the Stockholder advisory vote to approve executive compensation will occur every 1, 2 or 3 years. You will be given four choices:

  •
  Every year

  •
  Every two years

  •
  Every three years

  •
  Abstain

        If you select "Every Year", you are indicating that you would like us to hold an advisory vote on executive compensation at every annual meeting of Stockholders. If you select "Every two years", you are indicating that you would like us to hold the next Stockholder advisory votes on executive compensation in 2015 and 2017 and so forth. If you select "Every three years", you are indicating that you would like us to hold the next Stockholder advisory votes on executive compensation in 2016 and 2019 and so forth. If you select "Abstain", you are indicating that you do not desire to express an opinion on how often the Stockholder advisory vote on executive compensation should be held. If you do not select any of the four options above, your Common Stock will be voted for "Every two years" in accordance with the recommendation of the Board.

        The Board recommends voting FOR "Every two years."

        The Board takes a long term view of compensation, and typically grants its long-term incentive compensation with equity grants that vest over a period of years and contain performance thresholds to vesting. The purpose of these long term grants is to allow our executives to focus less on executive compensation discussions and more on Company performance.

        We believe that consideration is advisable every other year because it strikes the right balance between having the vote too frequently with an annual vote, and being less responsive to Stockholders with a vote every third year. In determining to recommend that Stockholders vote for a biennial frequency, the Board considered how a say-on-pay vote every two years will provide Stockholders and advisory firms with sufficient time to evaluate the effectiveness of our executive compensation program on a more thorough, longer-term basis than an annual vote. In addition, a vote every two years reflects the appropriate time frame for our Board to evaluate the results of the most recent say-on-pay vote, to discuss the implications of that vote with Stockholders to the extent needed, to implement any adjustments to our executive compensation program that may be appropriate in light of a past say-on-pay vote, and for Stockholders to evaluate the Board's actions in context.

        The Board believes an annual say-on-pay vote would not allow for changes to our executive compensation program, including changes made in response to the outcome of a prior say-on-pay vote on executive compensation, to be in place long enough for Stockholders to meaningfully evaluate whether the changes were effective. Advisory votes on executive compensation also impose a burden on investors to evaluate numerous executive compensation programs. Annual say-on-pay votes may exacerbate a trend toward evaluation of compensation programs with standardized "one-size-fits-all" formulas. This could have the effect of discouraging innovation and, in particular, penalizing our program which is designed to coordinate with our business model emphasizing equity ownership by our employees and to incorporate the measures of performance that we believe drive our long-term success. In addition, because our executive compensation program is designed to operate over the long-term and to enhance long-term performance, we are concerned that an annual say-on-pay vote could lead to a strictly short-term focused perspective and undermine some of the program's more thoughtful and effective features.

        Conversely, limiting the say-on-pay vote to only once every three years may allow a particular pay practice to continue too long without timely feedback from Stockholders. Our Board values the opinions of our Stockholders and is receptive to hearing about their concerns. We believe that if the advisory vote is held less frequently than every other year, Stockholders would be deprived of the opportunity to express concerns they may have with respect to our executive compensation policies on a regular basis. A say-on-pay vote every two years is also sensitive to those Stockholders who have interests in many companies and may not be able to devote sufficient time to an annual review of pay practices for all of their holdings.

        This vote is a non-binding advisory vote, which the Board may choose to accept or reject. If the Board determines that it will not follow the vote recommended by a majority of the Stockholders, we will explain the reasons the Board chose to take this action in next year's Proxy Statement. We expect to conduct another advisory vote on how frequently Stockholders should be asked to vote on executive compensation in our Proxy Statement relating to our 2015 Annual Meeting.

        As required by the recent Dodd-Frank Act, this is an advisory vote, which means that this proposal is not binding on us. However, the Board and Compensation Committee will take into account the outcome of the vote as one factor when considering the frequency of submitting to Stockholders a resolution to afford Stockholders the opportunity to vote on executive compensation. While we believe that a vote once every two years is the best choice for us, you are not voting to approve or disapprove our recommendation of two years, but rather to make your own choice among a vote once every year, every two years or every three years. You may also abstain from voting on this item.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR HOLDING A VOTE ON OUR EXECUTIVE COMPENSATION PROGRAM ONCE EVERY TWO YEARS.

EXECUTIVE OFFICERS

        The following table sets forth the name, age (as of April 1, 2013) and principal position of each of the Company's executive officers with the exception of David D. Ross, whose information appears above under "Proposal Two—Election of Directors":

Name	Age	Position
Ferenc Szony	57	Former Chief Operating Officer
Donna Lehmann	43	Senior Vice President, Chief Financial Officer and Treasurer
John Christopher Krabiel	49	Senior Vice President, Operations
Marc H. Rubinstein	51	Senior Vice President, General Counsel and Secretary

        Ferenc Szony served as the Chief Operating Officer of the Company from January 1, 2012 to February 1, 2013 and before that as President of the Company since January 7, 2011. Mr. Szony previously served as President of HGI from January 2007 through December 2010. Prior to joining HGI, Mr. Szony served as President and Chief Executive Officer of the Sands Regency Casino Hotel from 1997 until its acquisition by HGI in January 2007. Prior to joining the Sands, Mr. Szony served in several executive positions within the Hilton Hotels Corporation, last serving as President of the Reno Hilton Resort from 1994 to 1997.

        Donna Lehmann has served as Senior Vice President, Chief Financial Officer and Treasurer of the Company since January 1, 2013, and from January 7 through May 3, 2011, Ms. Lehmann served as the Company's Senior Vice President, Finance of the Company from May 4, 2011 through December 31, 2012. Prior to joining the Company, Ms. Lehmann served as treasurer for BH/RE, L.L.C., parent company of OpBiz, LLC (the licensed operator of Planet Hollywood Resort and Casino), and as Chief Financial Officer of OpBiz, LLC, each from 2004 to 2010. Prior to joining Planet Hollywood, Ms. Lehmann was the Vice President of Finance of Aladdin Gaming, LLC from 2001 through 2004. Prior to joining Aladdin, Ms. Lehmann worked for Arthur Andersen, LLP from 1998 through 2000 as a Senior Auditor, and before that Ms. Lehmann held several progressive positions with Showboat Operating Company, ending with Controller in 1998. Ms. Lehmann graduated from Hofstra University with a Bachelor of Business Administration and is a Certified Public Accountant in the State of Nevada.

        John Christopher Krabiel has served as Senior Vice President, Operations of the Company since January 1, 2013. Previously, Mr. Krabiel served as Chief Financial Officer and Treasurer of the Company from May 4, 2011 through December 31, 2012, and as Vice President of Operations from January 10 through May 3, 2011. Prior to joining the Company, and since August 2004, Mr. Krabiel served as Vice President of Operational Finance of Boyd Gaming Corporation. Prior to joining Boyd Gaming Corporation, Mr. Krabiel held various operational and financial positions with other casino gaming and resort entertainment companies since 1988. Mr. Krabiel received a Bachelor of Science degree from California Lutheran University and a Master of Business Administration from the University of Nevada, Reno.

        Marc H. Rubinstein has served as Senior Vice President, General Counsel and Secretary of the Company since February 16, 2011. Prior to his joining the Company, and from July 2008, Mr. Rubinstein served as Senior Vice President, Law and Administration, and Secretary for Tropicana Entertainment, Inc. Prior to joining Tropicana Entertainment, Mr. Rubinstein held similar positions with other casino gaming companies, including as Senior Vice President and General Counsel for the Cosmopolitan Resort & Casino, Las Vegas, from 2006 through 2008, Wynn Resorts, Limited, from 2000 through 2006, and the Nevada properties of Caesars World, Inc., from 1992 through 2000, including Caesars Palace, Caesars Tahoe, and the Desert Inn, during which time he oversaw the legal and regulatory affairs of the companies. Mr. Rubinstein began his career with the Las Vegas law firm of Lionel Sawyer & Collins after graduating magna cum laude with a Bachelor of Science from Duke University and receiving a J.D. from New York University School of Law.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

        The purpose of this compensation discussion and analysis section is to provide information about the material elements of compensation that are paid or awarded to, or earned by, our named executive officers, or NEOs, who consist of our principal executive officer, principal financial officer, and the three other most highly compensated executive officers. For fiscal 2012, our named executive officers were:

  •
  David D. Ross, Chief Executive Officer;

  •
  Ferenc Szony, our former Chief Operating Officer;

  •
  Donna Lehmann, current Senior Vice President, Chief Financial Officer and Treasurer and our former Senior Vice President, Finance;

  •
  John Christopher Krabiel, current Senior Vice President, Operations and our former Chief Financial Officer and Treasurer; and

  •
  Marc. H. Rubinstein, Senior Vice President, General Counsel and Secretary.

  Executive Compensation Philosophy and Objectives

        Our compensation program was designed to promote and reward leadership and commitment, in addition to incentivizing performance improvement, with a focus on growth and productivity to drive financial performance. The main components of our executive compensation program includes base salary, annual cash bonus incentives, long-term equity based incentives and broad-based retirement, health and welfare employee benefits, subject to the terms and conditions of each benefit program. Our compensation program was designed to remain competitive with market practices, which is necessary to attract and retain talented executives.

  Compensation Program Design

        The Compensation Committee of our Board (the "Committee") has overall responsibility for the approval, evaluation and oversight of all our compensation plans, policies and programs. The fundamental responsibilities of the Committee are to (i) establish the goals, objectives and policies relevant to the compensation of our officers, and evaluate performance in light of those goals to determine compensation levels, (ii) approve and administer our incentive compensation plans, (iii) set compensation levels and make awards under incentive compensation plans that are consistent with our compensation principles and our performance, and (iv) review our disclosure relating to compensation. The Committee also has responsibility for evaluating compensation paid to our directors.

        Each year the Committee evaluates the performance of our named executive officers and makes determinations with respect to compensation, including base salary levels and targets under an incentive bonus compensation plan. In addition, the Committee annually reviews our incentive compensation plans and equity-based plans, administers and approves the granting of equity-based awards under such plans and exercises any duties specifically delegated to it under the terms of any such plan.

        At least annually, the Committee also reviews, approves and recommend to our Board, among other things, (i) the adoption of any non-equity-based incentive compensation plan for employees or consultants, (ii) the adoption of any employee retirement plan and other material employee benefit plans, (iii) compensation policies and practices for executives, management employees and employees generally as they relate to the Company's risk-management practices, and (iv) the level and type of perquisites and other personal benefits provided to the Company's executive officers, taking into account their levels of salary and other compensation, the value of similar benefits provided at comparable companies and the value of such benefits given to such officers in past years.

  Elements of Compensation Program

        Our compensation program for executive officers is primarily comprised of a base salary, annual cash incentive bonuses, equity-based incentive compensation and employee benefits broadly available to all employees. For further discussion regarding our equity-based compensation, see "—2011 Long-Term Incentive Plan."

        Base Salary.    We provide each of our named executive officers and other employees with a base salary that we believe is competitive and that corresponds and fairly relates to their status and accomplishments, both professionally and within their industry. Individual base salaries are established based upon the executive officers' historical performance, anticipated future contributions to the Company, competitive compensation levels and other subjective factors.

        On January 11, 2011, we entered into an employment offer letter agreement, executive severance agreement and duty of loyalty agreement with Mr. Ross in connection with Mr. Ross's appointment as our Chief Executive Officer on January 7, 2011. Effective January 1, 2011, Mr. Ross's base salary was set at $600,000 pursuant to his employment agreement. We entered into an employment agreement with Mr. Ross through December 2013.

        We assumed Mr. Szony's employment agreement in connection with our acquisition of certain assets of Predecessor pursuant to the Bankruptcy Plan. As of January 1, 2011, Mr. Szony's base salary was $551,250. On October 27, 2011, we entered into an employment offer letter agreement, executive severance agreement and duty of loyalty agreement with Mr. Szony in connection with Mr. Szony's appointment as our Chief Operating Officer with a commencement date of January 1, 2012, and a base salary of $350,000. On February 1, 2013, in connection with the sale of certain our casino properties to Truckee Gaming, as noted below, Mr. Szony submitted his resignation effective immediately to become a managing principal at Truckee Gaming. Mr. Szony will continue to provide consulting services on our behalf through at least April 2015, primarily relating to our consulting agreement with Hotspur Casinos, Nevada, Inc., the operator of the Rampart Casino at the J.W. Marriott Resort in Las Vegas.

        On January 7, 2011, we entered into an employment offer letter agreement, executive severance agreement and duty of loyalty agreement with Ms. Lehmann in connection with Ms. Lehmann's appointment as our Senior Vice President and Chief Financial Officer with an effective commencement date of December 31, 2010. On May 3, 2011, in connection with Mr. Krabiel's appointment as our Chief Financial Officer and Treasurer, Ms. Lehmann was appointed our Senior Vice President, Finance. Effective December 31, 2010, Ms. Lehmann's base salary was set at $250,000 pursuant to her employment agreement. On December 20, 2012, Ms. Lehmann was appointed as our Senior Vice President, Chief Financial Officer and Treasurer, effective as of January 1, 2013. In connection with her appointment, we entered into an amendment to employment agreement with Ms. Lehmann through December 2013, which among other things, increased Ms. Lehmann's base salary by $50,000.

        On January 21, 2011, we entered into an employment offer letter agreement, executive severance agreement and duty of loyalty agreement with Mr. Krabiel in connection with Mr. Krabiel's appointment as our Vice President of Operations with an effective commencement date of January 10, 2010. On May 3, 2011, Mr. Krabiel was appointed our Chief Financial Officer and Treasurer. Effective January 10, 2010, Mr. Krabiel's base salary was set at $250,000 pursuant to his employment agreement. Effective March 1, 2012, Mr. Krabiel's base salary was increased to $325,000 pursuant to an amendment to his employment agreement. On December 20, 2012, Mr. Krabiel was appointed as our Senior Vice President, Operations, effective as of January 1, 2013. Mr. Krabiel's appointment was made in anticipation of Mr. Krabiel taking over many of the duties of our then acting Chief Operating Officer, Ferenc B. Szony, who, upon consummation of the disclosed sale of our Sands Regency Casino

Hotel in Reno, Nevada, the Gold Ranch Casino & RV Resort in Verdi, Nevada, and the Dayton Depot Casino in Dayton, Nevada to Gaming, LLC ("Truckee Gaming"), intended to resign his position with us to become a managing principal at Truckee Gaming.

        On February 4, 2011, we entered into an employment offer letter agreement, executive severance agreement and duty of loyalty agreement with Mr. Rubinstein in connection with Mr. Rubinstein's appointment as our Senior Vice President, General Counsel & Secretary with an effective commencement date of February 16, 2011. Effective February 16, 2011, Mr. Rubinstein's base salary was set at $350,000 pursuant to his employment agreement. On March 20, 2013, we entered into an amendment to the employment offer letter agreement, executive severance agreement and duty of loyalty agreement (as amended, collectively, the "Rubinstein Employment Agreements").

        On February 24, 2012, the Compensation Committee, in connection with the termination of our executive health plan, approved a one-time, lump sum increase in base salary, effective May 1, 2012, for each executive who was a participant in the executive health plan at its termination, in order to help offset the added expense of paying health plan premiums. Such increase, which was applied to all of our named executive officers, approximated the premiums under the executive health plan that the Company would have paid the following year on such executive's behalf.

        Annual Incentives.    We offer annual incentive awards for our executive officers in the form of incentive-based annual cash bonuses. Our Chief Executive Officer, Chief Operating Officer, Senior Vice Presidents and certain other employees are eligible for discretionary, incentive-based annual bonuses under the incentive plan. The target payment under the incentive plan is an agreed upon percentage of the participant's base salary. The incentive plan for the participating named executive officers was divided into two portions—one based on the Company's earnings before interest, taxes, depreciation, amortization and restructuring, or "EBITDA," and the other based on an evaluation of key performance metrics applicable to such individual, the most common being capital expenditure management, customer service statistics and profit margin attainment, all as reflected in a performance appraisal to be conducted at or near the conclusion of the fiscal year. Based upon achievement of the above noted components as calculated under the incentive plan, each of our named executive officers received a bonus in the amount set forth in the Summary Compensation Table.

        Other Benefits.    In order to attract, retain and pay market levels of compensation, we aimed to provide benefits to our named executive officers that are consistent with market practices. These market practices are reviewed by the Committee based on a survey of current compensation trends in the market. The market practices include broad-based retirement, health and welfare employee benefits, subject to the terms and conditions of each benefit program. The Company's named executive officers are eligible to participate in these benefits on the same basis as other full-time employees. In addition, the Company provides the Chief Executive Officer with an automobile allowance. This perquisite is provided because the Company's Southern Nevada properties are geographically distant from one another and the cost represents a small fraction of the total compensation of our Chief Executive Officer. Automobile allowance payments are included in All Other Compensation in the table below.

  Employment Agreements and Severance and Change in Control Benefits

        We have entered into an employment agreement that contains severance benefits and change in control provisions with each of our named executive officers, the terms of which are described under the heading "—Potential Payments Upon Termination or Change in Control." We believe these severance and change in control benefits are essential elements of our executive compensation package and assist us in recruiting and retaining talented individuals.

 Summary Compensation Table

        The following table sets forth information regarding compensation for our named executive officers for services rendered for the three fiscal years ended December 31, 2012.

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation(1)	Equity Compensation(2)		All Other Compensation ($)(3)	Total ($)
David D. Ross(4)	2012	$602,776	$390,030	$—		$26,000	$1,018,806
Chief Executive Officer	2011	$600,000	$450,000	$3,100,000	(5)	$26,000	$4,176,000
	2010	$600,000	$450,000	$—		$26,000	$1,076,000
Ferenc Szony(6)	2012	$384,227	$174,871	$50,000		$—	$609,098
Former Chief Operating	2011	$551,249	$275,625	$100,001		$—	$926,875
Officer	2010	$568,470	$413,438	$—		$—	$981,908
Donna Lehmann(7)	2012	$256,248	$142,698	$75,000		$—	$473,946
Senior Vice President,	2011	$249,038	$150,000	$75,004		$—	$474,042
Chief Financial Officer and Treasurer	2010	$—	$—	$—		$—	$—
John Christopher Krabiel(8)	2012	$320,830	$129,464	$100,000		$—	$550,294
Senior Vice President,	2011	$242,307	$150,000	$100,001		$—	$492,308
Operations	2010	$—	$—	$—		$—	$—
Marc H. Rubinstein(9)	2012	$358,172	$175,812	$100,000		$—	$633,984
Senior Vice President,	2011	$302,885	$179,972	$100,001		$—	$582,858
General Counsel and Secretary	2010	$—	$—	$—		$—	$—

(1)
Figures for 2010 represent bonus payments under Predecessor's incentive plan.

(2)
Further detail surrounding equity grants including stock options and restricted stock units awarded, exercise or base price, grant date fair value, and vesting schedules are included in the Equity Compensation Awards Table.

(3)
The "All Other Compensation" column for 2012 includes automobile allowances paid to NEO's.

(4)
Mr. Ross was appointed Chief Executive Officer on January 7, 2011, effective December 31, 2010. Amounts earned during the fiscal year ended December 31, 2010 were earned in his capacity as Chief Operating Officer/Gaming and as a member of the Office of the Chief Executive Officer for Predecessor.

(5)
Half of Mr. Ross' stock option and restricted stock unit grants vest ratably over three years based on continued service. The other half of both grants vest based upon specific performance targets set forth by the Committee. In 2012, there was a partial loss of 4,333 shares valued at $67,161 on the date of cancellation, of the previously awarded 3.1 million shares of restricted stock based on partial achievement of performance targets.

(6)
Mr. Szony served as our Chief Operating Officer from January 1, 2012 through January 31, 2013. Previously, Mr. Szony served as our President since January 7, 2011. Mr. Szony previously served as President of Predecessor since January 2007. On February 1, 2013, Mr. Szony submitted his resignation effective immediately to become a managing principal at Truckee Gaming.

(7)
Ms. Lehmann has served as our Senior Vice President, Finance since May 3, 2011. Previously, Ms. Lehmann served as our Senior Vice President and Chief Financial Officer since January 7, 2011, effective December 31, 2010. On December 20, 2012, Ms. Lehmann was appointed as our Senior Vice President, Chief Financial Officer and Treasurer, effective as of January 1, 2013.

(8)
John Christopher Krabiel was appointed Chief Financial Officer and Treasurer on May 3, 2011. Previously, Mr. Krabiel served as our Vice President of Operations since January 10, 2011. On December 20, 2012, Mr. Krabiel was appointed as our Senior Vice President, Operations, effective as of January 1, 2013.

(9)
Mr. Rubinstein was appointed Senior Vice President, General Counsel and Secretary on February 4, 2011, effective February 16, 2011.

Equity Compensation Awards Table

        On December 20, 2012, Affinity Gaming, LLC converted from a Nevada limited liability company into a Nevada corporation after adopting an Agreement and Plan of Conversion and filing its Articles of Conversion with the Secretary of State of the State of Nevada (such conversion, the "Conversion"). The resulting entity is now known as Affinity Gaming. Pursuant to the Conversion, the membership interests of Affinity Gaming, LLC held by the members were converted into common shares of the Company on a one-to-one basis.

        The following table sets forth information regarding each grant of an award made to our named executive officers and Board of Directors during the fiscal year ended December 31, 2012. All awards granted have been revised to reflect the corresponding change to the form of such award pursuant to the Conversion.

Name	Grant Date	Award Type	Equity Awarded	Exercise or Base Price	Grant Date Fair Value of Equity Awards	Total Value of Equity Awards
Ferenc Szony(1)	2/24/2012	Stock Option	8,446	$10.25	$5.92	$50,000
Donna Lehmann(2)	2/24/2012	Restricted Stock	7,318	$10.25	$10.25	$75,000
John Christopher Krabiel(2)	2/24/2012	Restricted Stock	9,757	$10.25	$10.25	$100,000
Marc H. Rubinstein(2)	2/24/2012	Restricted Stock	9,757	$10.25	$10.25	$100,000
Don R. Kornstein(3)(4)	2/24/2012	Stock Option	21,115	$10.25	$5.92	$125,000
	12/27/2012	Restricted Stock	10,331	$12.10	$12.20	$125,000
Thomas M. Benninger(3)(4)	2/24/2012	Stock Option	16,892	$10.25	$5.92	$100,000
	12/27/2012	Restricted Stock	8,265	$12.10	$12.20	$100,000
Scott D. Henry(3)(4)	2/24/2012	Stock Option	16,892	$10.25	$5.92	$100,000
	12/27/2012	Restricted Stock	8,265	$12.10	$12.20	$100,000
Michael D. Rumbolz(3)(4)	2/24/2012	Stock Option	16,892	$10.25	$5.92	$100,000
	12/27/2012	Restricted Stock	8,265	$12.10	$12.20	$100,000

(1)
Stock options vest ratably over three years based on continued service.

(2)
Shares of restricted stock vests ratably over three years based on continued service on December 31, 2012, January 1, 2014 and January 1, 2015.

(3)
50% of stock options vest on February 24, 2012, 50% vest on January 1, 2013 contingent on continued service.

(4)
50% of shares of restricted stock unit vests on December 27, 2012, 50% vests on January 1, 2014 contingent on continued service.

        The fair value of each time-vested stock option award is estimated on the date of grant using the Black Scholes Merton option pricing model. The model requires estimates for expected volatility, expected dividends, the risk-free interest rate and the expected term of the equity grant.

 Potential Payments Upon Termination or Change in Control

        The information below describes and quantifies certain compensation that would become payable under Ms. Lehmann's and Messrs. Ross's, Krabiel's, Szony's and Rubinstein's employment agreements if, as of December 31, 2012, their employment with us had been terminated. All benefits provided for below have been revised, if applicable, to reflect the corresponding change to the form of such benefit pursuant to the Conversion. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event.

  David D. Ross

        The employment agreement with Mr. Ross, as Predecessor's Chief Operating Officer/Gaming, provided that in the event that Predecessor chose to terminate him for any reason other than "cause," he would receive a severance payment equal to the remainder of the term of his agreement.

        On January 11, 2011, we entered into an employment offer letter agreement, executive severance agreement and duty of loyalty agreement (collectively, "Ross Employment Agreements") with Mr. Ross in connection with Mr. Ross's appointment as our Chief Executive Officer on January 7, 2011. Pursuant to the Ross Employment Agreements, we agreed to employ Mr. Ross for a three year term with an effective commencement date of December 31, 2010. The Ross Employment Agreements provide for a base salary of $600,000 per year, and an annual bonus of up to 150% of base salary based on our actual performance with respect to specified objectives for the applicable fiscal year. Under the 2011 LTIP, Mr. Ross has been granted options to purchase a number of common shares of the Company equal to one percent (1%) of the outstanding common stock of the Company and a number of restricted stock units of the Company equal to one percent (1%) of the outstanding common stock of the Company. The stock options and restricted stock units vest in equal installments on each of the three anniversaries of the effective date of Mr. Ross' employment offer letter agreement, with 50% of the stock options and restricted stock units vesting based on performance objectives and 50% of the stock options and restricted stock units vesting based on Mr. Ross's continued service with the Company. The Ross Employment Agreements also provide certain other benefits and perquisites in addition to those made available to the Company's management generally, including payment of an automobile allowance in the amount of $2,167.00 per month for Mr. Ross during the term of his employment.

        In the event of termination of the Ross Employment Agreements by the Company for "cause", or by Mr. Ross due to death, disability or resignation, the Ross Employment Agreements provide that he will receive (i) earned but unpaid base salary, (ii) accrued and unused vacation days, (iii) reimbursement for incurred but unpaid expenses, and (iv) vested rights to other benefits (the benefits in the foregoing clauses (i)—(iv), the "Termination Payments"). In the event of termination of the Ross Employment Agreement by the Company without "cause" or by Mr. Ross for "good reason," the Ross Employment Agreements provide that he will receive (a) the Termination Payments, (b) the continued payment of his base salary until December 31, 2013, (c) continued medical coverage under the Company's group medical plan and (d) accelerated vesting of his stock options and restricted stock units. One hundred percent (100%) of Mr. Ross's unvested stock options and restricted stock units that vest based on his continued employment with the company will immediately become fully vested if the Ross Employment Agreements are terminated by the Company without "cause" or by Mr. Ross for "good reason". Additionally, if Mr. Ross is terminated by the Company without "cause" or by Mr. Ross for "good reason" prior to the end of the term, the Ross Employment Agreements provide that he will also be entitled to (i) any bonus payable pursuant to the Ross Employment Agreements for the calendar year in which the termination occurs if the specified objectives established for the calendar year are met as of December 31 of that year and (ii) if Mr. Ross is determined to have earned the bonus with respect to the calendar year in which termination occurs, then one hundred percent (100%)

of his then unvested stock options and restricted stock units that would have vested based on the performance objectives with respect to such calendar year will become fully vested.

        "Cause" is defined in the Ross Employment Agreements as: (i) the indictment of, or formal charge against, Mr. Ross for any felony or any other offense involving embezzlement or misappropriation of funds, or any act of moral turpitude, dishonesty or lack of fidelity; or Mr. Ross's admission of having engaged in the same; (ii) the payment (or, by the operation solely of the effect of a deductible, the failure of payment) by a surety or insurer of a claim under a fidelity bond issued for the benefit of the Company reimbursing the Company for a loss due to the wrongful act, or wrongful omission to act, of Mr. Ross; (iii) Mr. Ross's failure to obey the reasonable and lawful orders of the Board; (iv) Mr. Ross's misconduct or gross negligence in the performance of, or willful disregard of, his duties and responsibilities to the Company; (v) the denial, revocation or suspension of a license, qualification or certificate of suitability to Mr. Ross by any Gaming Authority or the reasonable likelihood that the same will occur; (vi) Mr. Ross's refusal to submit to, or testing positive for unlawful substances as a result of, random drug testing, and/or (vii) any action or failure to act by Mr. Ross that the Company reasonably believes, as a result of a communication or action by any Gaming Authority or on the basis of the Company's consultations with its gaming counsel and/or other professional advisors, will likely cause any Gaming Authority to: (A) fail to license, qualify and/or approve the Company to own and operate a gaming business; (B) grant any such licensing, qualification and/or approval only upon terms and conditions that are unacceptable to the Company; (C) significantly delay any such licensing, qualification and/or approval process; or (D) revoke or suspend any existing license.

        "Good reason" is defined in the Ross Employment Agreements as the occurrence of any of the following without Mr. Ross's consent: (i) a material diminution in his duties as contemplated by the agreement, (ii) a material reduction in his base salary, or (iii) the relocation by the Company of his place of employment to more than fifty (50) miles from the Company's headquarters in Las Vegas, Nevada; provided, however, that Mr. Ross shall give written notice to the Company of the applicable event within ninety (90) days of the occurrence thereof, and the Company shall have a period of thirty (30) business days after receipt of such notice to cure the event, and in the event of cure (or the commencement of steps reasonably designed to result in prompt cure), Mr. Ross's assertion of Good Reason shall be null and void.

        Mr. Ross has agreed to certain restrictive covenants during the term of his employment and for specified periods following termination, including but not limited to not divulging confidential information, assigning all intellectual property conceived or developed by Mr. Ross during the term of his employment, noninterference with business relationships, noncompetition and nonsolicitation. Mr. Ross cannot engage in competition with the Company or own any interest in or perform any services for any business engaged in competition with the Company in the specified restricted area for a period of at least twelve months after the termination of his employment with the Company.

        The table below provides an estimate of the value of the compensation and benefits due to our Chief Executive Officer in the event of: (i) a termination by the Company for cause or by Mr. Ross without good reason; (ii) death or disability; (iii) a change in control; or (iv) a termination by the Company without cause or by Mr. Ross for good reason. The amounts shown assume that specified event was effective as of December 31, 2012. The actual amounts to be paid can only be determined at the time of the termination of employment or change in control, as applicable.

	Termination for Cause or Without Good Reason	Death or Disability	Change in Control	Termination Without Cause or for Good Reason
Cash severance base salary	$—	$—	$604,246	$604,246
Health benefits continuation(1)	—	—	—	—
Car allowance(2)	—	—	26,004	26,004
Bonus	—	—	634,857	634,857

Total	$—	$—	$1,265,107	$1,265,107

(1)
Mr. Ross would continue to receive Company paid health benefits if terminated without cause, due to disability or a change in control.

(2)
Mr. Ross would continue to receive a car allowance of $2,167 per month if terminated without cause, due to disability or a change in control.

  Ferenc Szony

        On October 28, 2011, the Company entered into an employment offer letter agreement, executive severance agreement and duty of loyalty agreement (collectively, "Szony Employment Agreements") with Mr. Szony in connection with Mr. Szony's appointment as our Chief Operating Officer. As of January 1, 2012, the Szony Employment Agreements replaced all pre-existing employment agreements between us and Mr. Szony. Pursuant to the Szony Employment Agreements, the Company agreed to employ Mr. Szony for a one year term unless sooner terminated or unless either party to the agreements notifies the other in writing at least 60 days prior to the date of the agreements are scheduled to expire, with an effective commencement date of January 1, 2012. The Szony Employment Agreements expired on December 31, 2012 without renewal. As of such date, with the exception of the payment of approximately $86,083 in accrued bonus amounts for fiscal 2012, the Company was no longer obligated to provide for any continued compensation or benefits to our former Chief Operating Officer in the event of: (i) a termination by the Company for cause or by Mr. Szony without good reason; (ii) death or disability; (iii) a change in control; or (iv) a termination by the Company without cause or by Mr. Szony for good reason. The amounts shown assume that specified event was effective as of December 31, 2012. On February 1, 2013, in connection with the completion of the transaction with Truckee Gaming, Mr. Szony submitted his resignation effective immediately and left the Company to become a managing principal at Truckee Gaming.

  Donna Lehmann

        On January 11, 2011, the Company entered into an employment offer letter agreement, executive severance agreement and duty of loyalty agreement, as amended by an amendment to the employment offer letter agreement, dated May 6, 2011, as further amended by a second amendment to the employment offer letter agreement, dated October 31, 2011 (as amended and collectively, the "Lehmann Employment Agreements") with Ms. Lehmann in connection with Ms. Lehmann's initial appointment as Senior Vice President and Chief Financial Officer and subsequent appointment as Senior Vice President, Finance. Pursuant to the Lehmann Employment Agreements, the Company has agreed to employ Ms. Lehmann for a term of three years with an effective commencement date of December 31, 2010. The Lehmann Employment Agreements provide for a base salary of $250,000 per year, and an annual bonus of up to 50% of her base salary determined based on (i) the Company's actual performance with respect to specified objectives for the applicable fiscal year and

(ii) Ms. Lehmann's performance. Ms. Lehmann will be permitted to participate in the 2011 LTIP with the projected value of options granted to Ms. Lehmann in 2011 to be made at a projected value of $75,000. The Lehmann Employment Agreements also provide certain other benefits and perquisites in addition to those made available to the Company's management generally, including reimbursement for Ms. Lehmann's professional education and CPA licensing fees during the term of her employment. On December 20, 2012, the Company entered into an amendment to the Lehmann Employment Agreements in connection with Ms. Lehmann's appointment as our Senior Vice President, Chief Financial Officer and Treasurer, effective as of January 1, 2013. Such amendment, among other things, increased Ms. Lehmann's annual base salary by $50,000.

        In the event of termination of the Lehmann Employment Agreements by the Company for "cause", or by Ms. Lehmann due to death, disability or resignation, the Lehmann Employment Agreements provide that she will receive Termination Payments (as defined above). In the event of termination of the Lehmann Employment Agreements by the Company without "cause", the Lehmann Employment Agreements provide that she will receive (a) the Termination Payments, (b) the continued payment of her base salary until December 31, 2013 and (c) continued medical coverage under the Company's group medical plan.

        Pursuant to the Lehmann Employment Agreements, Ms. Lehmann has agreed to certain restrictive covenants during the term of her employment and for specified periods following termination, including but not limited to not, divulging confidential information, assigning all intellectual property conceived or developed by Ms. Lehmann during the term of her employment, noninterference with business relationships, noncompetition and nonsolicitation. Ms. Lehmann cannot engage in competition with the Company or own any interest in or perform any services for any business engaged in competition with the Company in the specified restricted area during any period in which Ms. Lehmann is receiving severance payments from the Company.

        The table below provides an estimate of the value of the compensation and benefits due to our Senior Vice President, Finance in the event of: (i) a termination by the Company for cause or by Ms. Lehmann without good reason; (ii) death or disability; (iii) a change in control; or (iv) a termination by the Company without cause or by Ms. Lehmann for good reason. The amounts shown assume that specified event was effective as of December 31, 2012. The actual amounts to be paid can only be determined at the time of the termination of employment or change in control, as applicable.

	Termination for Cause or Without Good Reason	Death or Disability	Change in Control	Termination Without Cause or for Good Reason
Cash severance base salary	$—	$—	$259,556	$259,556
Bonus	—	—	130,693	130,693
Health benefits continuation(1)	—	—	—	—

Total	$—	$—	$390,249	$390,249

(1)
Ms. Lehmann would continue to receive Company paid health benefits if terminated without cause, due to disability or a change in control.

  John Christopher Krabiel

        On January 21, 2011, the Company entered into an employment offer letter agreement, executive severance agreement and duty of loyalty agreement, as amended by an amendment to the employment offer letter agreement, dated March 23, 2012 (as amended and collectively, the "Krabiel Employment Agreements") with Mr. Krabiel in connection with Mr. Krabiel's appointment, effective May 3, 2011, to the position of Chief Financial Officer and Treasurer. On December 20, 2012, Mr. Krabiel was

appointed as our Senior Vice President, Operations, effective as of January 1, 2013. Mr. Krabiel's appointment was made in anticipation of Mr. Krabiel taking over many of the duties of our then acting Chief Operating Officer, Ferenc B. Szony. Pursuant to the Krabiel Employment Agreements, the Company agreed to employ Mr. Krabiel for a term of three years with an effective commencement date of January 10, 2011. The Krabiel Employment Agreements provide for a base salary of $336,269 per year, and an annual bonus of at least 20% of his base salary and up to 50% of his base salary determined based on (i) the Company's actual performance with respect to specified objectives for the applicable fiscal year and (ii) Mr. Krabiel's performance. Mr. Krabiel will be permitted to participate in the 2011 LTIP.

        In the event of termination of the Krabiel Employment Agreements by the Company for "cause", or by Mr. Krabiel due to death, disability or resignation, the Krabiel Employment Agreements provide that he will receive Termination Payments (as defined above). In the event of termination of the Krabiel Employment Agreements by the Company without "cause", the Krabiel Employment Agreements provide that he will receive (a) the Termination Payments, (b) the continued payment of his base salary until the lesser of (i) 6 months from the date of termination or (ii) January 10, 2014, (c) continued medical coverage under the Company's group medical plan and (d) the guaranteed 20% bonus payable to him pursuant to the Krabiel Employment Agreements.

        Pursuant to the Krabiel Employment Agreements, Mr. Krabiel has agreed to certain restrictive covenants during the term of his employment and for specified periods following termination, including but not limited to not, divulging confidential information, assigning all intellectual property conceived or developed by Mr. Krabiel during the term of his employment, noninterference with business relationships, noncompetition and nonsolicitation. Mr. Krabiel cannot engage in competition with the Company or own any interest in or perform any services for any business engaged in competition with the Company in the specified restricted area during any period in which Mr. Krabiel is receiving severance payments from the Company.

        The table below provides an estimate of the value of the compensation and benefits due to our Chief Financial Officer and Treasurer in the event of: (i) a termination by the Company for cause or by Mr. Krabiel without good reason; (ii) death or disability; (iii) a change in control; or (iv) a termination by the Company without cause or by Mr. Krabiel for good reason. The amounts shown assume that specified event was effective as of December 31, 2012. The actual amounts to be paid can only be determined at the time of the termination of employment or change in control, as applicable.

	Termination for Cause or Without Good Reason	Death or Disability	Change in Control	Termination Without Cause or for Good Reason
Cash severance base salary	$—	$—	$168,135	$168,135
Health benefits continuation(1)	—	—	—	—
Bonus	—	—	113,911	113,911

Total	$—	$—	$282,046	$282,046

(1)
Mr. Krabiel would continue to receive Company paid health benefits if terminated without cause, due to disability or a change in control.

  Marc H. Rubinstein

        On February 4, 2011, the Company also entered into an employment offer letter agreement, executive severance agreement and duty of loyalty agreement with Mr. Rubinstein in connection with Mr. Rubinstein's appointment as Senior Vice President, General Counsel and Secretary. On March 20, 2013, the Company entered into an amendment to the employment offer letter agreement, executive severance agreement and duty of loyalty agreement (as amended, collectively, the "Rubinstein Employment Agreements") Rubinstein Employment Agreements. Pursuant to the Rubinstein Employment Agreements, the Company agreed to employ Mr. Rubinstein for a term of three years with an effective commencement date of February 16, 2011. The Rubinstein Employment Agreements provide for a base salary of $362,498 per year, and an annual bonus of at least 20% of his base salary and up to 50% of his base salary determined based on (i) the Company's actual performance with respect to specified objectives for the applicable fiscal year and (ii) Mr. Rubinstein's performance. Mr. Rubinstein will be permitted to participate in the 2011 LTIP. The Rubinstein Employment Agreements also provide certain other benefits and perquisites in addition to those made available to the Company's management generally, including reimbursement for Mr. Rubinstein's continuing professional education and bar licensing fees and association dues during the term of his employment.

        In the event of termination of the Rubinstein Employment Agreements by the Company for "cause", or by Mr. Rubinstein due to death, disability or resignation, the Rubinstein Employment Agreements provide that he will receive Termination Payments (as defined above). In the event of termination of the Rubinstein Employment Agreements by the Company without "cause", the Rubinstein Employment Agreements provide that he will receive (a) the Termination Payments, (b) the continued payment of his base salary until February 16, 2014 (or the end of any renewal term, (c) continued medical coverage under the Company's group medical plan and (d) the guaranteed 20% bonus payable to him pursuant to the Rubinstein Employment Agreements.

        Pursuant to the Rubinstein Employment Agreements, Mr. Rubinstein has agreed to certain restrictive covenants during the term of his employment and for specified periods following termination, including but not limited to not, divulging confidential information, assigning all intellectual property conceived or developed by Mr. Rubinstein during the term of his employment, noninterference with business relationships, noncompetition and nonsolicitation. Mr. Rubinstein cannot engage in competition with the Company or own any interest in or perform any services for any business engaged in competition with the Company in the specified restricted area during any period in which Mr. Rubinstein is receiving severance payments from the Company.

        The table below provides an estimate of the value of the compensation and benefits due to our Senior Vice President, General Counsel and Secretary in the event of: (i) a termination by the Company for cause or by Mr. Rubinstein without good reason; (ii) death or disability; (iii) a change in control; or (iv) a termination by the Company without cause or by Mr. Rubinstein for good reason. The amounts shown assume that specified event was effective as of December 31, 2012. The actual amounts to be paid can only be determined at the time of the termination of employment or change in control, as applicable.

	Termination for Cause or Without Good Reason	Death or Disability	Change in Control	Termination Without Cause or for Good Reason
Cash severance base salary	$—	$—	$362,498	$362,498
Health benefits continuation(1)	—	—	—	—
Bonus	—	—	140,921	140,921

Total	$—	$—	$503,419	$503,419

(1)
Mr. Rubinstein would continue to receive Company paid health benefits if terminated without cause, due to disability or a change in control.

 2011 Long-Term Incentive Plan

        Following the close of the 2010 fiscal year, the Board of Directors approved the terms of the Herbst Gaming, LLC 2011 Long Term Incentive Plan, or the "2011 LTIP" on March 30, 2011. On December 20, 2012, Affinity Gaming, LLC converted from a Nevada limited liability company into a Nevada corporation after adopting an Agreement and Plan of Conversion and filing its Articles of Conversion with the Secretary of State of the State of Nevada. The resulting entity is now known as Affinity Gaming. Pursuant to the Conversion, the membership interests of Affinity Gaming, LLC held by the members were converted into common shares of the Company on a one-to-one basis. In connection with the Conversion, the 2011 LTIP was amended and all awards granted or to be granted under the 2011 LTIP were revised to reflect the corresponding change to the form of such award pursuant to the Conversion. No other substantive amendments were made to the 2011 LTIP at that time. The 2011 LTIP provides for grants of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards. Directors, officers and other employees of us and our subsidiaries, as well as others performing consulting or advisory services for us, are eligible for grants under the 2011 LTIP, as determined by our Compensation Committee. The purpose of the 2011 LTIP is to provide incentives that will attract, retain and motivate highly competent officers, directors, employees and consultants by providing them with appropriate incentives and rewards either through a proprietary interest in our long-term success or compensation based on their performance in fulfilling their personal responsibilities. The following is a summary of the material terms of the 2011 LTIP, but does not include all of the provisions of the 2011 LTIP. For further information about the 2011 LTIP, we refer you to the complete copy of the 2011 LTIP, which we have filed as exhibit 10.44 attached to our Annual Report on Form 10-K for the year ended December 31, 2012.

        Administration.    The 2011 LTIP is administered by our Compensation Committee. For purposes of the 2011 LTIP, to the extent required by applicable law, it is intended that each member of the Compensation Committee qualify as (a) a "non-employee director" under SEC Rule 16b-3, (b) an "outside director" under Section 162(m) of the Internal Revenue Code, and (c) an "independent director" under the rules of the principal U.S. national securities exchange on which our common stock are listed. The Compensation Committee has full authority to administer and interpret the 2011 LTIP. Among the Compensation Committee's powers are to determine the form, amount and other terms and conditions of awards, clarify, construe or resolve any ambiguity in any provision of the 2011 LTIP or any award agreement, amend the terms of outstanding awards and adopt such rules, forms, instruments and guidelines for administering the 2011 LTIP as it deems necessary or proper. All actions, interpretations and determinations by the Compensation Committee or by our Board of Directors are final and binding.

        Available Shares.    The aggregate number of common stock which may be issued or used for reference purposes under the 2011 LTIP or with respect to which awards may be granted may not exceed 1,000,000 shares, which may be either authorized and unissued shares of common stock or common stock held in or acquired for our treasury. In general, if awards under the 2011 LTIP are for any reason cancelled, forfeited, or expire or terminate unexercised, withheld to satisfy applicable tax obligations, or are settled in cash, the shares covered by such awards will again be available for the grant of awards under the 2011 LTIP. The maximum number of shares with respect to which stock options or stock appreciation rights, restricted stock, RSUs or other awards that vest only if the participant achieves performance goals established by the Compensation Committee, or a combination thereof, that may be granted during any calendar year to any participant cannot exceed 500,000 shares.

        The foregoing share limitations imposed under the 2011 LTIP are subject to adjustment to the extent the Board of Directors deems such adjustment appropriate and equitable to prevent dilution or enlargement of participants' rights.

        Award Agreement.    Awards granted under the 2011 LTIP will be evidenced by award agreements (which need not be identical) that provide additional terms, conditions, restrictions and/or limitations covering the grant of the award, including, without limitation, additional terms providing for the acceleration of, exercisability, or vesting of awards in the event of a Change in Control (as defined in the 2011 LTIP) or conditions regarding the participant's employment, as determined by the Compensation Committee in its sole discretion.

        Performance Goals.    The Compensation Committee may grant awards under the 2011 LTIP that are contingent upon the achievement of performance goals. The performance goals are to be specified in the relevant award agreement and may be based on such factors including, but not limited to: (a) revenue, (b) earnings per share (or other security issued by the Company), (c) net income per share (or other security issued by the Company), (d) share price (or the price of other security issued by the Company), (e) pre-tax profits, (f) net earnings, (g) net income, (h) operating income, (i) cash flow, (j) earnings before interest, taxes, depreciation and amortization, (k) sales, (l) total shareholder return relative to assets, (m) total shareholder return relative to peers, (n) financial returns (including, without limitation, return on assets, return on equity and return on investment), (o) cost reduction targets, (p) customer satisfaction, (q) customer growth, (r) employee satisfaction, (s) gross margin, (t) revenue growth, (u) store openings, (v) any combination of the foregoing, or, (w) such other criteria as the Committee may determine. Performance goals may be in respect of the performance of the Company, any of its subsidiaries or affiliates or any combination thereof on either a consolidated, business unit or divisional level. Performance goals may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The foregoing criteria will have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: (i) extraordinary, unusual or non-recurring items; (ii) effects of accounting changes; effects of currency fluctuations; (iii) effects of financing activities (e.g., effect on earnings per unit of issuing convertible debt securities); (iv) expenses for restructuring, productivity initiatives or new business initiatives; (v) non-operating items; acquisition expenses; and (vi) effects of divestitures. The performance criteria or combination of such criteria may apply to the participant's award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Compensation Committee may specify.

        Change in Control.    In connection with a Change in Control, as defined in the 2011 LTIP, all restrictions and risks of forfeiture on awards (other than those imposed by law or regulation) will lapse, and all deferral or vesting periods relating to awards will immediately expire; provided, however, that the right to accelerated vesting, the lapse of restrictions or risks of forfeiture, or accelerated delivery or receipt of cash provided for therein is not waived or deferred by a participant and the Company by written notice prior to the Change in Control. In addition, the Board of Directors can unilaterally implement or negotiate a procedure with any party to the Change in Control pursuant to which all participants' unexercised options and/or stock appreciation rights may be cashed out as part of the purchase transaction, without requiring exercise, for the difference between the purchase price and the applicable exercise price.

        Stockholder Rights.    Except as otherwise provided in the applicable award agreement, a participant has no rights as a stockholder with respect to shares of common stock covered by any award until the participant becomes the record holder of such shares.

        Forfeiture and Clawback.    The Compensation Committee, in its sole discretion, may provide in an award agreement that such award is subject to cancellation, in whole or in part, due to violation of covenants relating to non-competition, non-solicitation or non-disclosure or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any affiliate. The Compensation Committee may also provide in an award agreement that if the participant engages in any activity referred to in the preceding sentence, the participant will forfeit any gain realized on the vesting or exercise of such award, and must repay the gain to the Company.

        Company Call Rights; Drag Along Rights.    The Compensation Committee, in its sole discretion, may provide in an award agreement that such award is subject to certain Company call rights. In addition, shares acquired pursuant to an award under the 2011 LTIP (including both vested and unvested interests) will be subject to drag along rights in the event that the holders of a majority of the Company's voting securities propose to sell, or otherwise dispose of, securities representing a majority of the Company's outstanding voting power to a party unaffiliated with the Company.

        Gaming Laws.    All awards granted under the 2011 LTIP will be subject to all gaming laws applicable to the Company and all rules and regulations promulgated by any gaming authority with jurisdiction over the Company, and will be subject to forfeiture, disposition and repurchase rights in favor of the Company to the extent necessary to comply with any determination, order or finding of any such gaming authority.

        Amendment and Termination.    Notwithstanding any other provision of the 2011 LTIP, our Board of Directors may at any time amend any or all of the provisions of the 2011 LTIP, or suspend or terminate it entirely, retroactively or otherwise, subject to certain limitations.

        Transferability.    Awards granted under the 2011 LTIP are generally nontransferable (other than by will or the laws of descent and distribution) except that the Compensation Committee may provide for the transferability awards to certain family members and related trusts, partnerships and limited liability companies.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is currently comprised of Mr. Benninger and Mr. Kornstein, with Mr. Benninger serving as Chairman. Each of the members was appointed to serve on the Compensation Committee in January 2011. During fiscal year 2012, none of our executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served as a director or member of our Compensation Committee. None of these individuals are current or former officers or employees of the Company or any of its subsidiaries.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the company has reviewed and discussed the Compensation Discussion and Analysis set forth above with management of the Company. Based upon such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

        Submitted by:

Compensation Committee
Thomas M. Benninger—Chairman
Don R. Kornstein

        Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the preceding report shall not be deemed to be "soliciting material" or to be "filed" with the SEC or incorporated by reference into any filing except to the extent the foregoing report is specifically incorporated by reference therein.

 PRINCIPAL ACCOUNTANT FEES AND SERVICES

Pre Approval of Services

        Before the independent registered public accountant is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. The Audit Committee may delegate to one or more designated members of the Audit Committee who are independent, as defined by SEC rules, the authority to grant pre-approvals, provided such pre-approvals are presented to the Audit Committee at a subsequent meeting.

        (a)   Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company's engagement of the independent registered public accountants, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Exchange Act of 1934, as amended (the "Exchange Act") to the Company's management.

        (b)   Pre-approval of a non-audit service to be performed by the independent registered public accountants of the Company shall be disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.

Audit Fees

        The independent registered public accounting firm of the Company during the fiscal year ended December 31, 2012 was PricewaterhouseCoopers LLP. All PricewaterhouseCoopers LLP services were approved in advance by the Audit Committee. The following table shows the aggregate fees paid or accrued by use for audit and other services provided by PricewaterhouseCoopers LLP during 2012 and, our former independent registered public accounting firm, Deloitte & Touche LLP during the fiscal year 2011, respectively.

Fee Type	2012	2011
Audit(1)	$696,570	$175,000
Audit-related(2)	330,738	24,700
Tax(3)	51,506	166,795

Total	$1,078,814	$366,495

(1)
Audit fees consist of audit work performed in connection with the annual financial statements, the reviews of unaudited quarterly financial statements, regulatory audits and work generally only the independent registered public accounting firm can reasonably provide, such as consents, comfort letters, reviews of documents filed with the SEC and work related to debt and other securities offerings.

(2)
Audit-related fees consist of services provided in connection with consulting on technical accounting matters, review of valuation services and certain other audit-related consultation services.

(3)
Tax fees consist of tax compliance services, including services provided in connection with certain federal and state tax matters and Internal Revenue Service examination support services and tax consultations and planning services.

 PROPOSAL FIVE—RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The Board, upon the recommendation of its Audit Committee, has ratified the selection of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for fiscal year 2013, subject to ratification by the Company's Stockholders.

        Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions. They also will have the opportunity to make a statement if they desire to do so.

        The Company is asking its Stockholders to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm. Although ratification is not required by the Company's Articles of Incorporation, Bylaws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to the Company's Stockholders for ratification because the Company values its Stockholders' views on the Company's independent registered public accounting firm and as a matter of good corporate practice. In the event that the Company's Stockholders fail to ratify the selection, it will be considered as a direction to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm, subject to ratification by the Board, at any time during the year if it determines that such a change would be in the best interests of the Company and its Stockholders.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2013.

SECURITY OWNERSHIP

        The following table sets forth certain information with regard to the beneficial ownership of our Common Stock as of April 1, 2013 for (i) each person who owned beneficially more than 5% of our Common Stock, which comprise our outstanding voting securities, (ii) each member of our Board of Directors, (iii) each of our "named executive officers" identified in "Item 11. Executive Compensation" and (iv) all of the members of our Board of Directors and executive officers as a group. The address of each member of our Board of Directors and each of our "named executive officers" is c/o Affinity Gaming, 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135. Beneficial ownership is determined in accordance with the rules of the SEC. Securities that may be beneficially acquired within 60 days of April 1, 2013 are deemed to be beneficially owned by the person holding such securities for the purpose of computing ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person. The applicable percentage of beneficial ownership is based on 20,268,339 shares of Common Stock outstanding as of April 1, 2013. Except as otherwise indicated, each such person has sole voting and dispositive power with respect to the Common Stock shown as beneficially owned by it.

	Number of Common Stock	Percentage of Outstanding Common Stock
Entities affiliated with Z Capital Partners, L.L.C.(1)	6,171,017	30.4%
Entities affiliated with SPH Manager, LLC(2)	5,047,636	24.9%
Entities affiliated with Spectrum Group Management, LLC(3)	2,003,959	9.9%
Entities affiliated with Highland Capital Management LP(4)	1,665,458	8.2%
Entities affiliated with Courage Capital Management, LLC(5)	1,191,327	5.9%
David D. Ross	324,654	1.6%
Thomas M. Benninger(6)	81,771	*
Marc H. Rubinstein	26,531	*
Don R. Kornstein	43,616	*
John Christopher Krabiel	15,817	*
Scott D. Henry	34,893	*
Donna Lehmann	11,863	*
Ferenc Szony(7)	—	*
All executive officers and directors as a group (7 persons)	539,145	2.7%

*
Indicates less than 1%.

(1)
The address of Z Capital Partners, L.L.C. ("Z Capital") is Two Conway Park, 150 Field Drive, Suite 300, Lake Forest, IL 60045. Z Capital serves as the general partner of Z Capital Special Situations Adviser, L.P. ("Special Adviser") and as the managing member of Z Capital Special Situations Fund UGP, L.L.C. ("Special UGP"). Zenni Holdings, LLC ("Zenni Holdings") serves as the managing member of Z Capital. Mr. James J. Zenni serves as the President of Z Capital and sole owner of Zenni Holdings. Z Capital Special Situations Fund, L.P. ("Special L.P.") is the majority owner of Z Capital Special Situations Fund Holdings I, L.L.C., ("Special L.L.C."). Special Adviser, as the investment adviser of Special L.P., may be deemed to have voting and dispositive power over the Common Stock held for Special L.L.C. Z Capital Special Situations Fund GP, L.P. ("Special GP"), as the manager of Z Capital HG, L.L.C. ("HG L.L.C.") and Z Capital HG-C, L.L.C. ("HG-C L.L.C."), may be deemed to have voting and dispositive power over the Common Stock held for HG L.L.C. and HG-C L.L.C. Special UGP serves as the general partner of Special GP. Each of Z Capital, Zenni Holdings, Mr. James Zenni, Special Adviser, Special GP and Special UGP declares that neither the filing of this statement nor anything herein shall be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934 or any other purpose, (i) acting (or has agreed or is agreeing to act) with any other person as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Company or otherwise with respect to the Company or any securities of the Company or (ii) a member of any syndicate or group with respect to the Company or any securities of the Company.

(2)
The address of SPH Manager, LLC ("SPH Manager") is c/o Silver Point Capital, L.P., 2 Greenwich Plaza, Greenwich, CT 06830. SPH Manager is the manager of SPH Investment, LLC ("SPH Investment"), an entity that holds an investment in the Common Stock. Silver Point Capital Fund, L.P. and Silver Point Capital Offshore Fund, Ltd. (together, the "Funds") directly or indirectly hold non-voting equity interests in SPH Investment and, as a result, hold an economic interest in the Common Stock. SPH Manager holds the voting equity interests in, and is the manager of, SPH Investment and, as a result, holds voting control over, and may be deemed to be the beneficial owner of, the Common Stock held by SPH Investment on behalf of the Funds. Messrs. Edward A. Mulé and Robert J. O'Shea are the sole members and sole managing members of SPH Manager and, as a result, hold voting control over, and may be deemed to be the beneficial owners of, the Common Stock held by SPH Investment on behalf of the Funds. Each of SPH Manager, SPH Investment, the Funds, Mr. Mulé and Mr. O'Shea declares that neither the filing of this statement nor anything herein shall be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934 or any other purpose, (i) acting (or has agreed or is agreeing to act) with any other person as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Company or otherwise with respect to the Company or any securities of the Company or (ii) a member of any syndicate or group with respect to the Company or any securities of the Company.

(3)
The address of Spectrum Investment Partners, L.P. ("Spectrum") is 1250 Broadway, 19th Floor, New York, New York 10001. Spectrum Group Management LLC ("Spectrum Management") acts as the investment manager for Spectrum and may be deemed to have voting and dispositive power over the Common Stock held for Spectrum. Mr. Jeffrey A. Schaffer is the sole member of Spectrum Management and controls its affairs, and as a result, holds voting control over, and may be deemed to be the beneficial owner of, the Common Stock held by Spectrum.

(4)
The address of Highland Capital Management, L.P. ("Highland") is 13455 Noel Rd, Suite 800, Dallas, Texas 75240. Highland acts as an investment adviser to, and manages investment and trading accounts of, other persons and may be deemed, through investment advisory contracts or otherwise, to beneficially own securities owned by other persons. Strand Advisors, Inc. is the general partner of Highland and may be deemed to beneficially own securities owned by Highland. James D. Dondero is the President and a director of Strand Advisors, Inc. and may be deemed to beneficially own securities owned by Strand Advisors, Inc. Each of Highland, Strand Advisors, Inc. and Mr. Dondero declares that neither the filing of this statement nor anything herein shall be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934 or any other purpose, (i) acting (or has agreed or is agreeing to act) with any other person as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Company or otherwise with respect to the Company or any securities of the Company or (ii) a member of any syndicate or group with respect to the Company or any securities of the Company.

(5)
The address of Courage Capital Management, LLC ("Courage Capital") is 4400 Harding Road, Suite 503, Nashville, Tennessee 37205. Courage Capital is the investment adviser to Courage Credit Opportunities Fund II, L.P. ("Courage Credit").and has voting and dispositive power over the Common Stock held by Courage Credit. Courage Investments Inc. ("Courage Investments") is the

  General Partner of Courage Credit and may be deemed to have voting and dispositive power over the Common Stock held by Courage Credit. Mr. Richard C. Patton is the founder and Chief Investment Officer of Courage Capital and may be deemed to have voting and dispositive power over the Common Stock held by Courage Credit. Each of Courage Capital, Courage Investments, Courage Credit and Mr. Patton declares that neither the filing of this statement nor anything herein shall be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934 or any other purpose, (i) acting (or has agreed or is agreeing to act) with any other person as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Company or otherwise with respect to the Company or any securities of the Company or (ii) a member of any syndicate or group with respect to the Company or any securities of the Company.

(6)
Mr. Benninger is a managing general partner of the manager of the holder of the Common Stock, Global Leveraged Capital Credit Opportunity Fund I, LLC ("GLC"), and, as a result, may be deemed to beneficially own the 46,878 shares of Common Stock owned by GLC. Mr. Benninger disclaims beneficial ownership of the Common Stock owned by GLC, except to the extent of his indirect pecuniary interest therein.

(7)
On February 1, 2013, Mr. Szony submitted his resignation effective immediately to become a managing principal at Truckee Gaming.

Transfer Restrictions

        The gaming authorities in Colorado, Nevada, Missouri, Iowa and Colorado reserve the discretion and authority to investigate any Stockholder's suitability to be a Stockholder.

 SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table sets forth certain information as of December 31, 2012 regarding our 2011 LTIP, under which our Common Stock are authorized for issuance to our officers, directors, employees and consultants.

	(a)		(b)		(c)
Plan category	Number of securities to be issued upon exercise of outstanding options		Weighted average exercise price of outstanding options		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation plans approved by security holders(1)	799,142	(2)	$10.06	(3)	211,572

Equity Compensation plans not approved by security holders	—		$—		—

(1)
Our sole equity compensation plan is our 2011 LTIP, which was approved by the Board following the close of fiscal year 2010 on March 30, 2011. Security holders authorized the Board to issue up to 1,000,000 shares of common stock.

(2)
Consists of 530,803 stock options and 257,625 restricted stock units. At December 31, 2012, there were 283,060 vested outstanding stock options and 155,493 vested restricted stock units that were exerciseable.

(3)
Price reported relates solely to outstanding unit options reported in column (a).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        We maintain written policies and procedures covering related party transactions, which was adopted by the Board on August 10, 2012. The Audit Committee reviews the material facts of all related party transactions. The Company has various procedures in place that are designed to identify potential related party transactions. For instance, the executive officers and the Board are required to complete a questionnaire on an annual basis which requires them to disclose any related person transactions and potential conflicts of interest. The General Counsel reviews the responses to the questionnaires and, if a transaction is reported by an independent director or executive officer, the questionnaire is submitted to the Audit Committee for review. If necessary, the Audit Committee will determine whether the relationship is material and will have any effect on the director's independence. After making such determination, the Audit Committee will report its recommendation on whether the transaction should be approved or ratified by the entire Board.

        Our Related Party Transactions Policy provides that a "Related Party Transaction" is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships in which: (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year; (2) the Company is a participant; and (3) any Related Party has or will have a direct or indirect material interest. A "Related Party" is any: (a) executive officer, director or nominee for election as a director; (b) greater than 5 percent owner of record or beneficial owner of any class of the Company's voting securities; and (c) immediate family member of any of the foregoing. "Immediate family member" includes a child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or beneficial owner.

        As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in our periodic filings, as appropriate.

Board Compensation

        Directors who are our employees or employees of our subsidiaries do not receive any compensation for their service as members of either our Board of Directors or board committees. All non-employee members of our Board of Directors are compensated as set forth under "Director Compensation."

Employment Agreements

        We have entered into an employment agreement with each of our named executive officers. For more information regarding these agreements, see "Executive Officers—Potential Payments Upon Termination or Change in Control."

Truckee Disposition

        On September 7, 2012, we entered into a Purchase Agreement (the "Purchase Agreement"), with The Sands Regent, LLC, Truckee Gaming, Dayton Gaming, LLC and California Prospectors, Ltd., to sell our Sands Regency Casino Hotel in Reno, Nevada, the Gold Ranch Casino & RV Resort in Verdi, Nevada, and the Dayton Depot Casino in Dayton, Nevada to Truckee Gaming. On February 1, 2013, under the terms of the Purchase Agreement, Truckee Gaming paid us a net purchase price of $17.4 million in cash, subject to customary post-closing adjustments.

        On February 1, 2013, in connection with the sale of certain our casino properties to Truckee Gaming, our former Chief Operating Officer, Ferenc Szony, submitted his resignation effective immediately to become a managing principal at Truckee Gaming, initially owning 100% of the equity interests in Truckee Gaming, which interests are subject to warrant dilution by other private investors. Financing for the transaction was in part being provided by funds managed by affiliates of Global Leveraged Capital, LLC ("GLC"), a private investment and advisory firm, of which Thomas M. Benninger, one of our directors, is a managing general partner. In connection with the transaction, funds managed by affiliates of GLC provided $7.1 million of mezzanine financing and acquired warrants that can be exercised under certain conditions, to obtain an equity interest of up to 21% of Truckee Gaming.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and officers to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and to furnish us with copies of all forms filed. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required during the past fiscal year, all Section 16(a) filing requirements applicable to our officers and directors were met with the exception of the following: Due to an administrative error, David D. Ross, our Chief Executive Officer, filed a late Form 4 reporting the vesting of previously awarded performance vesting stock options.

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

        In accordance with Rule 14a-8 of the Exchange Act, any Stockholder proposals intended to be included in the proxy statement for the 2014 Annual Meeting of Stockholders of the Company must be received by the Company no later than December [    ], 2013. The proposal should be sent to Marc H. Rubinstein, Senior Vice President, General Counsel & Secretary at Affinity Gaming, 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135.

        In addition, the Company has established an advance notice procedure with regard to certain matters, including Stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of Stockholders. A Stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided, however, that in the event that less than seventy (70) days' notice or prior public announcement of the date of the meeting is given or made to stockholders, the Stockholder's notice must be received no later than the close of business on the 10th day following the date on which such notice of the date of the annual meeting was mailed or such public announcement was made.

        A Stockholder's notice with respect to a proposed item of business must include, among other things: (i) a brief description of the business desired to be brought at the annual meeting; (ii) the name and address of the Stockholder proposing such business; (iii) the class and number of shares of Common Stock which are beneficially owned by the Stockholder; and (iv) any material interest of the Stockholder in such business.

        A Stockholder's notice with respect to a director nomination must be delivered to or mailed and received at the principal executive offices of the Company, (i) in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event the annual meeting is advanced by more than thirty (30) days from such anniversary date, notice by the Stockholder to be timely must be so delivered not earlier than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting made, and (ii) in the case of a special meeting, not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made. Such Stockholder's notice must set forth, among other things, (y) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, together with such person's written consent to being named as a nominee in a proxy statement filed pursuant to Regulation 14A under the Exchange Act and to serving as a director if elected; and (z) the name and address of and the class and number of shares of Common Stock owned by such Stockholder delivering the notice.

        For further information about the advance notice procedure with regard to certain matters to be brought before an annual meeting of Stockholders, we refer you to the complete copy of the Bylaws, which we have filed as Exhibit 3.2 attached to our Current Report on Form 8-K, dated December 20, 2012.

 OTHER MATTERS

        The Company knows of no other matters to be submitted to the Stockholders at the meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
Don R. Kornstein

AFFINITY GAMING
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Tuesday, May 14, 2013

The Proxy Statement, Annual Report and other proxy materials are available at:
[            ]

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

AFFINITY GAMING	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May [ ], 2013 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone: [ ]
Email: [ ] (you must reference your 11-digit control number in your email)
Internet: [ ]

TO VOTE YOUR COMMON STOCK SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your Common Stock.

Dear Affinity Gaming Stockholder:

The 2013 Annual Meeting of Stockholders of Affinity Gaming (the "Company") will be held at the JW Marriott Las Vegas Resort & Spa, 221 North Rampart Boulevard, Las Vegas, Nevada 89145, on Tuesday, May 14, 2013, beginning at 9:00 a.m., Pacific Daylight Time.

Proposals to be considered at the Annual Meeting:

  1.
  An increase in the size of Affinity's Board of Directors from five seats to seven seats (Proposal One);

  2.
  To elect seven directors to Affinity's Board of Directors, subject to the approval of Proposal One, to serve until the 2014 Annual Meeting of Stockholders (Proposal Two);

  3.
  An advisory vote to approve named executive officer compensation (Proposal Three);

  4.
  An advisory vote on the frequency of future advisory votes on executive compensation (Proposal Four); and

  5.
  Ratification of the appointment of PricewaterhouseCoopers LLP as Affinity's independent registered public accounting firm (Proposal Five).

 The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3, 4 and 5.

The Board of Directors has fixed the close of business on Friday, April 5, 2013 as the record date (the "Record Date") for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting, where you may vote in person can be found on our website, www.affinitygaming.com.

Meeting Location:

The JW Marriott Las Vegas Resort & Spa
221 North Rampart Boulevard
Las Vegas, Nevada 89145

The following proxy materials are available for you to review online:

  •
  the Company's 2013 Proxy Statement (including all attachments thereto);

  •
  the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (which is not deemed to be part of the official proxy soliciting materials); and

  •
  any amendments to the foregoing materials that are required to be furnished to Stockholders.

To request a paper copy of the proxy materials:

(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	[ ]
Email:	[ ] (you must reference your 11-digit control number in your email)
Internet:	[ ]

The proxy materials for Affinity Gaming are available to review at:

[            ]

Have this notice available when you request a PAPER copy of the proxy materials, when you want to view the proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

        We encourage you to review the proxy materials online before voting.
Use the Internet to vote your shares. On the landing page of the above website in the box labeled "To Vote Your Shares by Internet" click on "Vote Now" to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side.